UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage Small Cap Growth Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Technology Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2020

Date of reporting period: 09/30/2020

Item 1 – Report to Stockholders

SEPTEMBER 30, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Advantage Small Cap Growth Fund

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock Mid-Cap Growth Equity Portfolio

•	BlackRock Technology Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which gained only marginally during the reporting period. International equities from developed economies were nearly flat, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced short-term interest rates in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted an additional two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	31.31%	15.15%
U.S. small cap equities (Russell 2000® Index)	31.60	0.39
International equities (MSCI Europe, Australasia, Far East Index)	20.39	0.49
Emerging market equities (MSCI Emerging Markets Index)	29.37	10.54
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	1.10
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.71	10.74
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.53	6.98
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.78	3.85
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.18	3.20
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2020	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2020, all of the Fund’s share classes outperformed its benchmark, the Russell 2000® Growth Index , except for Class R Shares, which performed in line with, and Investor C Shares, which underperformed, the benchmark.

What factors influenced performance?

Overall, the Fund performed well, navigating a highly volatile market backdrop during the period. The economic shutdowns following the COVID-19 outbreak caused equity markets to experience a sharp bifurcation that resulted in two distinct return environments. After reaching new highs through mid-February 2020, the spread of COVID-19 prompted a historic market decline, as volatility hit levels last observed during the global financial crisis. Mounting concerns over collapsing growth expectations and rising unemployment led policymakers to respond with monetary and fiscal measures to support the economy and the markets. The unprecedented policy support enabled equities to retrace losses more quickly than expected.

Combined with improving macroeconomic data and levels of business activity, several equity indices reached new highs early in September 2020, including U.S. large cap stocks. However, markets ended the period on a more cautious footing, as investor concerns once again rose following a resurgence in COVID-19 cases and the prospects of further shutdowns. The failure of policymakers to agree on additional fiscal support also weighed on expectations about whether the recovery could sustain its momentum.

Unsurprisingly given the volatility, fundamental stock selection insights were the primary contributor to the Fund’s relative outperformance. Specifically, a quality preference within the portfolio added to returns, with growth-oriented quality insights providing gains. An insight focusing on management quality performed well by identifying founder-led firms, as did an insight comparing management comments to regulatory filings. Both insights prompted favorable positioning in the healthcare and financial sectors. Less traditional environmental, social and governance (“ESG”) related quality measures also performed well, as they demonstrated resilience consistent with their historical success in times of market duress. A recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals after successfully capturing an evolving investor preference for sustainable investing. Elsewhere among fundamentals, insights looking to identify attractively priced growth companies were additive. This included an insight comparing valuations in relation to research and development expenditures that performed well, as it demonstrated a growth preference and was particularly successful in positioning within the biotechnology industry.

Additionally, insights that capture trends for stocks using higher frequency alternative data delivered gains amid the evolving marketplace. Collectively, these insights correctly positioned the Fund during earnings season. Data that looks at supply chain dynamics and company linkages performed well in the industrial sector, while more nuanced trends such as hotel bookings and online search activity were highly additive across retail stocks. Finally, a recently added insight that looks to invest in companies that are researching a treatment for COVID-19 was a strong performer, given a heightened investor focus on progress in development.

Despite the Fund’s overall outperformance, there were select periods of portfolio weakness. In March 2020, sentiment measures that seek to capture informed investor positioning resulted in losses, as extreme market conditions caught the informed investor community completely by surprise. An insight that looks at company manager meeting activity as a gauge for institutional interest in stocks struggled after prompting an overweight position in restaurants prior to COVID-related shutdowns. Similarly, sentiment insights that look to capture positioning from the hedge fund community detracted from performance within the financial sector.

Later in the period, September 2020 was also a challenging time for the Fund, as previously successful positions suffered a reversal. Somewhat surprisingly, traditional defensive measures struggled during the market correction. A preference for lower-risk securities detracted, with noted weakness within the biotechnology industry. Additionally, positioning within software stocks, motivated by an expectation of more people working from home, also detracted. Finally, macro-thematic positioning had mixed performance overall, as losses from a regional model evaluating revenue sensitivity to local economic trends were offset by gains from industry positioning.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. Given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends from the COVID-19 pandemic, such as “work from home” and vaccine development. Additionally, a new alternative data-driven insight that looks to capture brand sentiment among consumers was added.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund remained largely sector neutral. The Fund maintained slight overweight positions to consumer discretionary and industrial stocks, and maintained slight underweight positions in consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2020 (continued)	BlackRock Advantage Small Cap Growth Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	39.56%	16.32%	N/A	11.27%	N/A	12.31%	N/A
Service	39.32	15.99	N/A	11.00	N/A	12.00	N/A
Investor A	39.27	16.03	9.94%	10.98	9.79%	11.97	11.37%
Investor C	38.89	15.18	14.21	10.13	10.13	11.10	11.10
Class K	39.56	16.37	N/A	11.30	N/A	12.32	N/A
Class R	39.20	15.75	N/A	10.72	N/A	11.75	N/A
Russell 2000® Growth Index	39.93	15.71	N/A	11.42	N/A	12.34	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,395.60	$ 2.99		$ 1,000.00	$ 1,022.50	$ 2.53		0.50%
Service	1,000.00	1,393.20	4.49		1,000.00	1,021.25	3.79		0.75
Investor A	1,000.00	1,392.70	4.49		1,000.00	1,021.25	3.79		0.75
Investor C	1,000.00	1,388.90	8.96		1,000.00	1,017.50	7.57		1.50
Class K	1,000.00	1,395.60	2.70		1,000.00	1,022.75	2.28		0.45
Class R	1,000.00	1,392.00	5.98		1,000.00	1,020.00	5.05		1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2020 (continued)	BlackRock Advantage Small Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Qualys, Inc.	1%
QTS Realty Trust, Inc., Class A	1
Hamilton Lane, Inc., Class A	1
Werner Enterprises, Inc.	1
Texas Roadhouse, Inc.	1
OSI Systems, Inc.	1
Sunrun, Inc.	1
Wingstop, Inc.	1
International Game Technology PLC	1
SiteOne Landscape Supply, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	33%
Information Technology	20
Consumer Discretionary	14
Industrials	14
Financials	4
Real Estate	3
Communication Services	3
Consumer Staples	2
Materials	2
Utilities	1
Energy	1
Short-Term Securities	11
Liabilities in Excess of Other Assets	(8)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2020	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2020, the Fund outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

Health care stocks delivered a strong gain and outpaced the broader equity market during the 12-month period. The sector is seen as being less sensitive to economic disruptions stemming from COVID-19, which fueled positive relative performance. In addition, shares of many companies rose on expectations that they could develop diagnostics or treatments for the virus.

Stock selection, particularly in the healthcare providers & services and biotechnology sub-sectors, was the primary driver of the Fund’s favorable results. At the individual stock level, an overweight in the U.S. biotechnology company Seattle Genetics, Inc. was the top contributor. The stock rallied after the company shared details about investigational therapies, positive feedback on its cancer drugs and the expansion of its product pipeline. Overweight positions in the U.S.-based virtual health care companies Teladoc Health, Inc. and Livongo Health, Inc. were also among the Fund’s largest contributors. The spread of COVID-19 and subsequent social distancing and lockdown measures resulted in higher demand for virtual diagnostics and telemedicine, which led to the increased adoption of both companies’ services. The two firms also announced a merger, with Teladoc acquiring Livongo for $18.5 billion. An out-of-benchmark position in the health care provider Oak Street Health, Inc., which operates primary care centers for the Medicare-eligible population, further contributed to the Fund’s results.

Stock selection in the medical devices & supplies sub-sector detracted from Fund performance. Sector allocation also detracted, primarily driven by the overweight allocation to medical devices.

The Fund’s lack of a position in the medical devices & supplies firm Danaher Corp.—which capitalized on the increased demand for diagnostic testing stemming from COVID-19—was the largest detractor from relative performance. Similarly, a zero weighting in the diabetes-management solutions provider Dexcom, Inc., which benefited from continued demand for its continuous glucose monitoring device, also hurt results. An overweight position in Baxter International, Inc. was an additional detractor. Allegations of improper accounting practices on foreign exchange transactions pressured the company’s shares in late 2019. The Fund maintained its position in the stock.

Describe recent portfolio activity.

The Fund reduced its weighting in the medical devices & supplies industry, and it added to its positions in the biotechnology and pharmaceuticals industries. Its weighting in the health care providers & services sub-sector remained the same.

Describe portfolio positioning at period end.

The Fund is a diversified health care portfolio constructed using the investment adviser’s bottom-up, fundamental investment process. From an aggregate level, there are two broad themes in the portfolio: innovation and value-based health care. Innovation in medical technology and biotechnology remains a secular growth driver for the sector as companies continue to develop new therapies or products that are either fulfilling previously unmet medical needs or improving current treatments. With respect to value-based health care, the Fund is overweight in the health care providers & services sub-sector, and primarily the managed care industry. Here, the investment adviser seeks companies it believes will continue to execute on their underlying businesses and are well positioned to leverage their scale and analytical capabilities to reduce health care costs.

At the end of the period, the Fund was overweight in health care providers & services and medical devices & supplies. The Fund had an equal weighting in biotechnology and was underweight in pharmaceuticals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2020 (continued)	BlackRock Health Sciences Opportunities Portfolio

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

The Russell 3000® Health Care Index is an unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	25.10%	27.34%	N/A	14.01%	N/A	17.25%	N/A
Service	24.90	26.96	N/A	13.67	N/A	16.91	N/A
Investor A	24.93	26.99	20.32%	13.69	12.47%	16.92	16.29%
Investor C	24.48	26.09	25.09	12.87	12.87	16.08	16.08
Class K	25.15	27.47	N/A	14.06	N/A	17.11	N/A
Class R	24.73	26.60	N/A	13.33	N/A	16.55	N/A
Russell 3000® Health Care Index	24.45	24.60	N/A	12.61	N/A	16.07	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,251.00	$ 4.75		$ 1,000.00	$ 1,020.78	$ 4.27		0.84%
Service	1,000.00	1,249.00	6.46		1,000.00	1,019.26	5.80		1.15
Investor A	1,000.00	1,249.30	6.24		1,000.00	1,019.45	5.60		1.11
Investor C	1,000.00	1,244.80	10.35		1,000.00	1,015.78	9.29		1.84
Class K	1,000.00	1,251.50	4.20		1,000.00	1,021.27	3.77		0.75
Class R	1,000.00	1,247.30	8.10		1,000.00	1,017.79	7.27		1.44

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2020 (continued)	BlackRock Health Sciences Opportunities Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
UnitedHealth Group, Inc.	7%
Abbott Laboratories	5
Johnson & Johnson	4
Thermo Fisher Scientific, Inc.	3
Boston Scientific Corp.	3
Amgen, Inc.	3
Medtronic PLC	3
Humana, Inc.	3
Seattle Genetics, Inc.	2
Stryker Corp.	2

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Health Care Equipment & Supplies	30%
Biotechnology	21
Pharmaceuticals	20
Health Care Providers & Services	18
Life Sciences Tools & Services	8
Health Care Technology	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(2)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2020	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2020, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period were stock selection in the information technology (“IT”) and financials sectors along with a lack of exposure to energy. Within IT, selection in IT services contributed to performance, specifically an out-of-benchmark position in Adyen NV and an overweight position in Okta, Inc. Within financials, an overweight to capital markets, most notably positions in MSCI, Inc., Tradeweb Markets, Inc. and MarketAxess Holdings, Inc., drove positive relative returns.

The largest detractors from relative performance were selection in the consumer discretionary and communication services sectors along with the portfolio’s small cash position. Within consumer discretionary, overweight exposure to diversified consumer services, most notably an overweight to Bright Horizons Family Solutions, Inc., weighed on performance. Within communication services, selection in the entertainment sub-sector, most notably an overweight in Live Nation Entertainment, Inc., detracted from relative performance.

Describe recent portfolio activity.

During the period, exposure to IT increased, most notably with respect to the software segment. Exposure to the health care sector increased as well. Conversely, exposure to consumer discretionary experienced the largest decrease due to a lowered allocation to diversified consumer services. Exposure to the industrials sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund’s largest overweight allocation was to the industrials sector, followed by financials and communication services. The largest underweight was to consumer discretionary, followed by consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2020 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	42.26%	27.98%	N/A	19.85%	N/A	17.04%	N/A
Service	42.09	27.68	N/A	19.60	N/A	16.64	N/A
Investor A	42.12	27.61	20.92%	19.51	18.23%	16.68	16.05%
Investor C	41.60	26.72	25.72	18.65	18.65	15.82	15.82
Class K	42.31	28.06	N/A	19.94	N/A	17.09	N/A
Class R	41.90	27.33	N/A	19.20	N/A	16.41	N/A
Russell Midcap® Growth Index	42.47	23.23	N/A	15.53	N/A	14.55	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,422.60	$ 4.85		$ 1,000.00	$ 1,021.00	$ 4.04		0.80%
Service	1,000.00	1,420.90	6.35		1,000.00	1,019.75	5.30		1.05
Investor A	1,000.00	1,421.20	6.36		1,000.00	1,019.75	5.30		1.05
Investor C	1,000.00	1,416.00	10.87		1,000.00	1,016.00	9.07		1.80
Class K	1,000.00	1,423.10	4.41		1,000.00	1,021.36	3.68		0.73
Class R	1,000.00	1,419.00	7.86		1,000.00	1,018.50	6.56		1.30

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2020 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
CoStar Group, Inc.	3%
Copart, Inc.	3
Fair Isaac Corp.	3
IDEXX Laboratories, Inc.	3
Adyen NV	3
Paycom Software, Inc.	3
MSCI, Inc.	3
Cadence Design Systems, Inc.	3
Masimo Corp.	3
Entegris, Inc.	3

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	37%
Health Care	21
Industrials	17
Communication Services	8
Financials	8
Consumer Discretionary	7
Real Estate	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(4)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2020	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2020, the Fund outperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

Stock selection drove the vast majority of the Fund’s relative outperformance during the period. The Fund’s out-of-benchmark position in electric vehicle maker Tesla, Inc. was the top contributor to relative returns, as the company posted strong revenue growth and four consecutive quarters of positive earnings. The Fund’s lack of a position in technology conglomerate Cisco Systems, Inc. also contributed, as the company announced a bleaker-than-expected outlook for the first quarter of fiscal 2021 as well as new cost-cutting measures. Finally, the Fund’s avoidance of a position in semiconductor giant Intel Corp. was also a significant contributor to performance. The company delayed the release of its next-generational semiconductor chip, which put pressure on its stock.

By contrast, the Fund’s underweight position in Apple Inc. was the largest detractor from performance. Apple continued to report better-than-expected iPhone sales, and investors anticipated the coming release of the 5G iPhone. The second-largest individual stock detractor was an underweight position in semiconductor company NVIDIA Corp., whose stock rose throughout the period due to increased data-center demand during the COVID-19 pandemic. Lastly, an underweight position in semiconductor company Taiwan Semiconductor Manufacturing Co. was also among the largest detractors from performance. Its stock climbed following Intel’s announcement of its semiconductor chip release delay, which was seen as benefitting Taiwan Semiconductor Manufacturing.

Describe recent portfolio activity.

The Fund reduced its exposure to software, semiconductor, internet, and gaming & data center companies during the period, while increasing its exposure to hardware and services companies.

Describe portfolio positioning at period end.

Social distancing and the migration to remote work have accelerated the pace of adoption in trends benefiting the positions that the Fund had already taken. The investment thesis for these companies is unimpeded by the intermediate-term impact of the COVID-19 pandemic. In fact, many of these companies have experienced increased demand as enterprise customers modernize their operations and consumers leverage technology in a socially distanced world.

The Fund’s largest sub-sector exposures were in the internet and software industries, as the investment adviser believes these areas of tech have the best prospects for secular organic growth driven by innovation as well as less sensitivity to late-cycle macroeconomic trends. The Fund also had a substantial allocation to the digital transformation theme as global enterprises continued to invest in the modernization and digitalization of their operations.

The Fund’s cash position at the end of the period was 5.7%. The slightly elevated balance resulted from strong inflows to the Fund and from the investment adviser seeking attractive investment opportunities. Over the period, the cash position detracted slightly from Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of September 30, 2020 (continued)	BlackRock Technology Opportunities Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)	An index that measures the performance of the technology sector in developed and emerging equity markets.

Performance Summary for the Period Ended September 30, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	65.86%	72.07%	N/A	31.74%	N/A	21.25%	N/A
Service	65.71	71.68	N/A	31.42	N/A	21.00	N/A
Investor A	65.67	71.65	62.64%	31.38	29.97%	20.89	20.24%
Investor C	65.06	70.39	69.39	30.39	30.39	19.92	19.92
Class K	65.95	72.16	N/A	31.75	N/A	21.25	N/A
Class R	65.49	71.20	N/A	31.03	N/A	20.56	N/A
MSCI All-Country World Information Technology Index	46.50	44.79	N/A	24.74	N/A	17.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2020 (continued)	BlackRock Technology Opportunities Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,658.60	$ 6.11		$ 1,000.00	$ 1,020.40	$ 4.65		0.92%
Service	1,000.00	1,657.10	7.77		1,000.00	1,019.15	5.90		1.17
Investor A	1,000.00	1,656.70	7.77		1,000.00	1,019.15	5.91		1.17
Investor C	1,000.00	1,650.60	12.72		1,000.00	1,015.40	9.67		1.92
Class K	1,000.00	1,659.50	5.70		1,000.00	1,020.71	4.33		0.86
Class R	1,000.00	1,654.90	9.42		1,000.00	1,017.90	7.16		1.42

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	4%
Microsoft Corp.	4
Amazon.com, Inc.	3
Tesla, Inc.	2
Alibaba Group Holding Ltd., ADR	2
Tencent Holdings Ltd.	2
Square, Inc., Class A	2
PayPal Holdings, Inc.	2
LG Chem Ltd.	2
Alphabet, Inc., Class A	2

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Software	23%
Semiconductors & Semiconductor Equipment	15
IT Services	14
Internet & Direct Marketing Retail	11
Interactive Media & Services	10
Entertainment	4
Technology Hardware, Storage & Peripherals	4
Automobiles	3
Diversified Consumer Services	2
Chemicals	2
Health Care Technology	1
Multiline Retail	1
Real Estate Management & Development	1
Professional Services	1
Specialty Retail	1
Diversified Telecommunication Services	1
Equity Real Estate Investment Trusts (REITs)	1
Short-Term Securities	10
Liabilities in Excess of Other Assets	(5)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage Small Cap Growth Fund Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage Small Cap Growth Fund Class R Share performance shown prior to the Class R Shares inception date of March 2, 2018 is that of Institutional Shares and was restated to reflect Class R Shares fees. BlackRock Health Sciences Opportunities Portfolio’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Investor A Shares and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value ( “NAV” ) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2020 and held through September 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	17

Schedule of Investments September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.(a)	46,236	$1,844,354
AeroVironment, Inc.(a)	9,187	551,312
Cubic Corp.	1,650	95,981
Kratos Defense & Security Solutions, Inc.(a)	19,691	379,642
Mercury Systems, Inc.(a)(b)	6,740	522,080

		3,393,369

Air Freight & Logistics — 0.9%
Echo Global Logistics, Inc.(a)	57,325	1,477,265
Forward Air Corp.	28,295	1,623,567
Hub Group, Inc., Class A(a)	74,184	3,723,666

		6,824,498

Airlines — 0.1%
Allegiant Travel Co.	4,703	563,419

Auto Components — 1.5%
Dorman Products, Inc.(a)	10,021	905,698
Fox Factory Holding Corp.(a)	41,944	3,117,697
LCI Industries	37,902	4,028,604
Standard Motor Products, Inc.	7,638	341,037
Visteon Corp.(a)	36,732	2,542,589

		10,935,625

Automobiles — 0.1%
Winnebago Industries, Inc.	9,737	503,111

Banks — 0.2%
Atlantic Union Bankshares Corp.	4	85
Capital City Bank Group, Inc.	3,741	70,293
First Financial Bankshares, Inc.	6,848	191,128
First Financial Northwest, Inc.	660	6,019
Glacier Bancorp, Inc.	31,450	1,007,973

		1,275,498

Beverages — 0.1%
National Beverage Corp.(a)	10,735	730,087

Biotechnology — 17.5%
ACADIA Pharmaceuticals, Inc.(a)	10,489	432,671
Acceleron Pharma, Inc.(a)	4,383	493,219
Aduro Biotech, Inc.(a)	94,824	230,422
Adverum Biotechnologies, Inc.(a)	26,404	271,961
Affimed NV(a)	174,408	591,243
Agenus, Inc.(a)(b)	239,197	956,788
Aimmune Therapeutics, Inc.(a)	16,700	575,315
Akebia Therapeutics, Inc.(a)	96,097	241,203
Akero Therapeutics, Inc.(a)	8,127	250,230
Alector, Inc.(a)	76,451	805,411
Allakos, Inc.(a)(b)	9,745	793,730
Allogene Therapeutics, Inc.(a)	57,227	2,158,030
Allovir, Inc.(a)	30,979	851,923
ALX Oncology Holdings, Inc.(a)(b)	1,529	57,704
Amicus Therapeutics, Inc.(a)	143,924	2,032,207
Anika Therapeutics, Inc.(a)	10,297	364,411
Apellis Pharmaceuticals, Inc.(a)	30,609	923,474
Applied Molecular Transport, Inc.(a)	3,440	109,461
Applied Therapeutics, Inc.(a)	2,731	56,696
Aptinyx, Inc.(a)	30,008	101,427
Arcturus Therapeutics Holdings, Inc.(a)	7,576	325,010
Arcus Biosciences, Inc.(a)	50,955	873,369
Arcutis Biotherapeutics, Inc.(a)	9,014	264,110
Arrowhead Pharmaceuticals, Inc.(a)(b)	77,931	3,355,709
Assembly Biosciences, Inc.(a)	11,297	185,723
Atara Biotherapeutics, Inc.(a)	60,175	779,868

Security	Shares	Value

Biotechnology (continued)
Athenex, Inc.(a)	80,705	$976,531
Athersys, Inc.(a)(b)	249,378	486,287
AVEO Pharmaceuticals, Inc.(a)	21,859	129,842
Avidity Biosciences, Inc.(a)	2,238	63,000
Avrobio, Inc.(a)	9,726	126,633
Beyondspring, Inc.(a)	25,179	335,133
BioCryst Pharmaceuticals, Inc.(a)	114,058	391,789
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	24,108	1,567,261
Black Diamond Therapeutics, Inc.(a)	2,691	81,349
Blueprint Medicines Corp.(a)	33,377	3,094,048
Bridgebio Pharma, Inc.(a)	55,412	2,079,058
Calithera Biosciences, Inc.(a)	79,326	273,675
CareDx, Inc.(a)	37,180	1,410,609
Catabasis Pharmaceuticals, Inc.(a)	9,186	56,861
Cellular Biomedicine Group, Inc.(a)	20,983	384,828
Checkmate Pharmaceuticals, Inc.(a)	17,089	196,694
ChemoCentryx, Inc.(a)	23,154	1,268,839
Chimerix, Inc.(a)	37,592	93,604
Cidara Therapeutics, Inc.(a)	25,698	73,239
Clovis Oncology, Inc.(a)(b)	47,947	279,531
Coherus Biosciences, Inc.(a)	48,977	898,238
Constellation Pharmaceuticals, Inc.(a)	9,817	198,892
Corvus Pharmaceuticals, Inc.(a)(b)	24,901	99,853
Crinetics Pharmaceuticals, Inc.(a)	15,058	235,959
Cue Biopharma, Inc.(a)	53,708	808,305
Cytokinetics, Inc.(a)	44,823	970,418
CytomX Therapeutics, Inc.(a)	73,685	490,005
Deciphera Pharmaceuticals, Inc.(a)	24,332	1,248,232
Denali Therapeutics, Inc.(a)	30,172	1,081,063
Dicerna Pharmaceuticals, Inc.(a)	22,724	408,805
Dynavax Technologies Corp.(a)	51,031	220,454
Eagle Pharmaceuticals, Inc.(a)	18,804	798,794
Editas Medicine, Inc.(a)(b)	67,267	1,887,512
Eidos Therapeutics, Inc.(a)(b)	9,572	483,673
Eiger BioPharmaceuticals, Inc.(a)	39,131	318,526
Emergent BioSolutions, Inc.(a)(b)	36,237	3,744,369
Enanta Pharmaceuticals, Inc.(a)	16,664	762,878
EPIRUS Biopharmaceuticals, Inc.(a)	6,060	22
Epizyme, Inc.(a)(b)	76,806	916,296
Esperion Therapeutics, Inc.(a)(b)	2,420	89,951
Exact Sciences Corp.(a)	1,689	172,194
Fate Therapeutics, Inc.(a)(b)	59,839	2,391,765
FibroGen, Inc.(a)(b)	66,497	2,734,357
Flexion Therapeutics, Inc.(a)	94,795	986,816
Forma Therapeutics Holdings, Inc.(a)	2,047	102,023
Frequency Therapeutics, Inc.(a)(b)	28,212	541,953
G1 Therapeutics, Inc.(a)	13,865	160,141
Galera Therapeutics, Inc.(a)	6,942	62,756
Gossamer Bio, Inc.(a)	63,253	784,970
Halozyme Therapeutics, Inc.(a)(b)	121,532	3,193,861
Harpoon Therapeutics, Inc.(a)	40,888	694,687
Heron Therapeutics, Inc.(a)	18,673	276,734
Homology Medicines, Inc.(a)	15,730	168,311
Hookipa Pharma, Inc.(a)(b)	9,981	94,520
ImmunoGen, Inc.(a)(b)	53,109	191,192
Immunovant, Inc.(a)	7,763	273,180
Inhibrx, Inc.(a)(b)	11,532	207,576
Inovio Pharmaceuticals, Inc.(a)(b)	110,588	1,282,821
Insmed, Inc.(a)	53,171	1,708,916
Intellia Therapeutics, Inc.(a)(b)	67,548	1,342,854
Intercept Pharmaceuticals, Inc.(a)	6,659	276,082
Invitae Corp.(a)(b)	86,993	3,771,147

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ironwood Pharmaceuticals, Inc.(a)	137,150	$1,233,664
iTeos Therapeutics, Inc.(a)(b)	5,227	128,950
Jounce Therapeutics, Inc.(a)	20,195	164,791
Kadmon Holdings, Inc.(a)	72,096	282,616
KalVista Pharmaceuticals, Inc.(a)	11,454	144,206
Karuna Therapeutics, Inc.(a)	3,320	256,702
Karyopharm Therapeutics, Inc.(a)	95,072	1,388,051
Kiniksa Pharmaceuticals Ltd., Class A(a)	32,391	496,230
Kodiak Sciences, Inc.(a)	12,040	712,888
Krystal Biotech, Inc.(a)	5,939	255,674
Kura Oncology, Inc.(a)	16,288	499,064
Kymera Therapeutics, Inc.(a)	4,338	140,161
Ligand Pharmaceuticals, Inc.(a)(b)	17,273	1,646,462
MacroGenics, Inc.(a)	28,932	728,797
Madrigal Pharmaceuticals, Inc.(a)	9,299	1,104,070
Magenta Therapeutics, Inc.(a)	4,279	29,097
MannKind Corp.(a)(b)	134,247	252,384
MeiraGTx Holdings PLC(a)	12,891	170,677
Mersana Therapeutics, Inc.(a)	6,749	125,666
Mirati Therapeutics, Inc.(a)	23,658	3,928,411
Molecular Templates, Inc.(a)	9,835	107,398
Momenta Pharmaceuticals, Inc.(a)	69,579	3,651,506
Morphic Holding, Inc.(a)(b)	13,151	359,548
Natera, Inc.(a)	57,052	4,121,437
Neoleukin Therapeutics, Inc.(a)(b)	14,264	171,168
Nkarta, Inc.(a)	7,549	226,923
Novavax, Inc.(a)	16,381	1,774,881
Nurix Therapeutics, Inc.(a)(b)	4,591	160,272
Nymox Pharmaceutical Corp.(a)	4,639	11,412
OPKO Health, Inc.(a)	97,108	358,329
Organogenesis Holdings, Inc.(a)	21,460	82,406
ORIC Pharmaceuticals, Inc.(a)	10,785	269,733
Oyster Point Pharma, Inc.(a)	14,163	298,981
Passage Bio, Inc.(a)	14,205	186,228
Pieris Pharmaceuticals, Inc.(a)	25,446	52,673
Poseida Therapeutics, Inc.(a)	21,441	190,182
Precision BioSciences, Inc.(a)	45,396	279,639
Prevail Therapeutics, Inc.(a)	73,965	752,964
Prothena Corp. PLC(a)	14,724	147,093
PTC Therapeutics, Inc.(a)	57,752	2,699,906
Puma Biotechnology, Inc.(a)	51,946	524,135
Radius Health, Inc.(a)	91,919	1,042,361
REGENXBIO, Inc.(a)	48,856	1,344,517
Relay Therapeutics, Inc.(a)	23,727	1,010,533
Replimune Group, Inc.(a)	26,416	608,096
Retrophin, Inc.(a)(b)	58,602	1,081,793
REVOLUTION Medicines, Inc.(a)	9,764	339,787
Rigel Pharmaceuticals, Inc.(a)(b)	264,179	634,030
Rubius Therapeutics, Inc.(a)	13,802	69,148
Sangamo Therapeutics, Inc.(a)(b)	115,823	1,094,527
Selecta Biosciences, Inc.(a)	30,080	74,598
Seres Therapeutics, Inc.(a)(b)	61,217	1,733,053
Solid Biosciences, Inc.(a)	20,393	41,398
Sorrento Therapeutics, Inc.(a)(b)	103,292	1,151,706
Spectrum Pharmaceuticals, Inc.(a)	159,321	650,030
Spero Therapeutics, Inc.(a)	7,364	82,182
SpringWorks Therapeutics, Inc.(a)	7,829	373,208
Stoke Therapeutics, Inc.(a)(b)	3,741	125,286
Sutro Biopharma, Inc.(a)	45,276	455,024
Syndax Pharmaceuticals, Inc.(a)	22,787	336,336
Syros Pharmaceuticals, Inc.(a)(b)	32,151	284,215
TG Therapeutics, Inc.(a)	42,104	1,126,703

Security	Shares	Value

Biotechnology (continued)
Translate Bio, Inc.(a)(b)	14,767	$200,979
Turning Point Therapeutics, Inc.(a)(b)	15,144	1,322,980
Twist Bioscience Corp.(a)(b)	23,051	1,751,185
Ultragenyx Pharmaceutical, Inc.(a)	48,804	4,011,201
UroGen Pharma Ltd.(a)	9,546	184,142
Vanda Pharmaceuticals, Inc.(a)	13,245	127,947
Vaxcyte, Inc.(a)	1,541	76,095
Veracyte, Inc.(a)(b)	62,604	2,034,004
Viela Bio, Inc.(a)	7,183	201,699
Vir Biotechnology, Inc.(a)(b)	37,750	1,295,958
Voyager Therapeutics, Inc.(a)	23,466	250,382
vTv Therapeutics, Inc., Class A(a)	2	4
Xencor, Inc.(a)(b)	47,795	1,853,968
Y-mAbs Therapeutics, Inc.(a)	23,187	890,149
Zentalis Pharmaceuticals, Inc.(a)	6,490	212,158
ZIOPHARM Oncology, Inc.(a)	39,399	99,286

		126,817,270

Building Products — 1.1%
AAON, Inc.	21,726	1,308,992
Advanced Drainage Systems, Inc.	6,779	423,281
Builders FirstSource, Inc.(a)(b)	87,852	2,865,732
Masonite International Corp.(a)	7,943	781,591
Trex Co., Inc.(a)	36,099	2,584,688

		7,964,284

Capital Markets — 2.0%
Artisan Partners Asset Management, Inc., Class A	20,576	802,258
Assetmark Financial Holdings, Inc.(a)	36,742	798,771
Cohen & Steers, Inc.	34,824	1,941,090
Federated Hermes, Inc.	52,742	1,134,480
Hamilton Lane, Inc., Class A	109,508	7,073,122
Houlihan Lokey, Inc.	22,264	1,314,689
Moelis & Co., Class A	27,980	983,217
PJT Partners, Inc., Class A	4,268	258,684
Pzena Investment Management, Inc., Class A	5,425	29,078
WisdomTree Investments, Inc.	63,514	203,245

		14,538,634

Chemicals — 1.2%
Avient Corp.	2,640	69,854
Balchem Corp.	35,069	3,423,787
Chase Corp.	1,208	115,243
HB Fuller Co.	29,883	1,368,044
Ingevity Corp.(a)	34,680	1,714,579
Innospec, Inc.	6,761	428,107
Livent Corp.(a)	38,622	346,439
Trinseo SA	38,317	982,448

		8,448,501

Commercial Services & Supplies — 1.6%
ACCO Brands Corp.	11,282	65,436
Advanced Disposal Services, Inc.(a)	35,077	1,060,378
Cimpress PLC(a)	15,459	1,161,898
Healthcare Services Group, Inc.	13,086	281,742
Herman Miller, Inc.	81,097	2,445,885
Kimball International, Inc., Class B	16,382	172,666
McGrath RentCorp	50,481	3,008,163
Steelcase, Inc., Class A	92,263	932,779
Tetra Tech, Inc.	26,521	2,532,755
UniFirst Corp.	980	185,583

		11,847,285

Communications Equipment — 0.7%
Acacia Communications, Inc.(a)	27,291	1,839,414

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Applied Optoelectronics, Inc.(a)	6,165	$69,356
Calix, Inc.(a)	98,145	1,745,018
Casa Systems, Inc.(a)	24,038	96,873
Ciena Corp.(a)	8,788	348,796
Extreme Networks, Inc.(a)	97,509	391,986
InterDigital, Inc.	7,985	455,624
NETGEAR, Inc.(a)	2,959	91,196

		5,038,263

Construction & Engineering — 0.8%
Comfort Systems USA, Inc.	40,913	2,107,428
Dycom Industries, Inc.(a)	2,845	150,273
EMCOR Group, Inc.	26,055	1,764,184
MasTec, Inc.(a)	25,414	1,072,471
MYR Group, Inc.(a)	2,415	89,790
WillScot Mobile Mini Holdings Corp.(a)	53,129	886,192

		6,070,338

Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)	46,770	773,576

Consumer Finance — 0.3%
FirstCash, Inc.	32,922	1,883,468
Green Dot Corp., Class A(a)	5,594	283,112

		2,166,580

Diversified Consumer Services — 0.4%
Chegg, Inc.(a)	8,366	597,667
Strategic Education, Inc.	20,231	1,850,530
WW International, Inc.(a)	33,885	639,410

		3,087,607

Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A(a)(b)	18,319	3,197,948
Cogent Communications Holdings, Inc	32,201	1,933,670
IDT Corp., Class B(a)	16,274	107,083
Ooma, Inc.(a)(b)	82,386	1,075,137
Vonage Holdings Corp.(a)	54,225	554,722

		6,868,560

Electric Utilities — 0.1%
IDACORP, Inc.	7,037	562,256

Electrical Equipment — 2.1%
Atkore International Group, Inc.(a)	44,923	1,021,100
Generac Holdings, Inc.(a)	21,785	4,218,447
Plug Power, Inc.(a)	171,387	2,298,300
Sunrun, Inc.(a)	69,362	5,345,729
Vicor Corp.(a)(b)	15,209	1,182,196
Vivint Solar, Inc.(a)	18,571	786,482

		14,852,254

Electronic Equipment, Instruments & Components — 2.2%
Badger Meter, Inc.	5,639	368,622
ePlus, Inc.(a)	33,550	2,455,860
FARO Technologies, Inc.(a)	8,899	542,661
Fitbit, Inc., Class A(a)	266,567	1,855,306
II-VI, Inc.(a)	27,061	1,097,594
Iteris, Inc.(a)	18,222	74,710
Itron, Inc.(a)(b)	7,960	483,490
Novanta, Inc.(a)	14,150	1,490,561
OSI Systems, Inc.(a)	70,324	5,457,846
PAR Technology Corp.(a)	16,007	648,444
PC Connection, Inc.	32,672	1,341,512

		15,816,606

Security	Shares	Value

Energy Equipment & Services — 0.1%
Aspen Aerogels, Inc.(a)	30	$329
Cactus, Inc., Class A	21,391	410,493

		410,822

Entertainment — 0.1%
Gaia, Inc.(a)	7,404	72,781
Glu Mobile, Inc.(a)	74,031	568,188

		640,969

Equity Real Estate Investment Trusts (REITs) — 2.0%
CareTrust REIT, Inc.	17,329	308,369
CorePoint Lodging, Inc.	66,650	363,242
First Industrial Realty Trust, Inc.	6,042	240,472
Four Corners Property Trust, Inc.	93,376	2,389,492
Monmouth Real Estate Investment Corp.	10,694	148,112
NexPoint Residential Trust, Inc.	23,947	1,062,049
Plymouth Industrial REIT, Inc.	14,590	180,041
PS Business Parks, Inc.	1	122
QTS Realty Trust, Inc., Class A	117,682	7,416,320
Terreno Realty Corp.	28,260	1,547,518
Uniti Group, Inc.	81,917	862,996

		14,518,733

Food & Staples Retailing — 0.3%
BJ’s Wholesale Club Holdings, Inc.(a)	39,957	1,660,213
Natural Grocers by Vitamin Cottage, Inc.	6,378	62,887
PriceSmart, Inc.	279	18,540
Weis Markets, Inc.	14,740	707,520

		2,449,160

Food Products — 1.6%
Calavo Growers, Inc.	30,264	2,005,595
Freshpet, Inc.(a)(b)	36,293	4,052,114
J & J Snack Foods Corp.	27,518	3,588,072
John B. Sanfilippo & Son, Inc.	13,533	1,020,118
Lancaster Colony Corp.	6,015	1,075,482
Vital Farms, Inc.(a)	2,712	109,917

		11,851,298

Gas Utilities — 0.6%
Brookfield Infrastructure Corp., Class A	29,559	1,637,273
New Jersey Resources Corp.	71,163	1,922,824
Northwest Natural Holding Co.	4,784	217,146
Southwest Gas Holdings, Inc.	10,101	637,373

		4,414,616

Health Care Equipment & Supplies — 5.8%
Accuray, Inc.(a)	64,912	155,789
AtriCure, Inc.(a)	28,746	1,146,965
Atrion Corp.	2,682	1,678,932
Axogen, Inc.(a)	22,214	258,349
Cantel Medical Corp.	27,611	1,213,227
Cardiovascular Systems, Inc.(a)	67,633	2,661,359
Cerus Corp.(a)	264,978	1,658,762
CryoLife, Inc.(a)	60,402	1,115,625
CryoPort, Inc.(a)	30,009	1,422,427
Cutera, Inc.(a)	4,725	89,633
GenMark Diagnostics, Inc.(a)	31,426	446,249
Globus Medical, Inc., Class A(a)	25,819	1,278,557
Haemonetics Corp.(a)	18,396	1,605,051
Heska Corp.(a)	1,152	113,806
Inari Medical, Inc.(a)	1,598	110,294
Inogen, Inc.(a)	19,542	566,718
Integer Holdings Corp.(a)	12,191	719,391
iRadimed Corp.(a)	8,442	180,490
iRhythm Technologies, Inc.(a)	15,420	3,671,656

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
LeMaitre Vascular, Inc.	27,114	$882,018
LivaNova PLC(a)	25,940	1,172,747
Meridian Bioscience, Inc.(a)	36,288	616,170
Merit Medical Systems, Inc.(a)	31,947	1,389,695
Mesa Laboratories, Inc.	705	179,606
Natus Medical, Inc.(a)	7,299	125,032
Neogen Corp.(a)	43,809	3,428,054
Nevro Corp.(a)	34,269	4,773,672
Novocure Ltd.(a)	5,126	570,575
NuVasive, Inc.(a)	21,837	1,060,623
OraSure Technologies, Inc.(a)(b)	57,193	696,039
Quotient Ltd.(a)	4,188	21,526
SeaSpine Holdings Corp.(a)	9,719	138,982
Shockwave Medical, Inc.(a)	22,069	1,672,830
Silk Road Medical, Inc.(a)	14,528	976,427
Tactile Systems Technology, Inc.(a)	84,142	3,078,756
TransMedics Group, Inc.(a)	27,249	375,491
Varex Imaging Corp.(a)	5,925	75,366
VolitionRX Ltd.(a)(b)	35,738	114,719
Wright Medical Group NV(a)	6,080	185,683
Zynex, Inc.(a)	11,841	206,626

		41,833,917

Health Care Providers & Services — 3.3%
1Life Healthcare, Inc.(a)	47,400	1,344,264
AMN Healthcare Services, Inc.(a)(b)	29,093	1,700,777
BioTelemetry, Inc.(a)	39,119	1,783,044
CorVel Corp.(a)	9,884	844,390
Ensign Group, Inc.	16,296	929,850
HealthEquity, Inc.(a)	57,002	2,928,193
Joint Corp.(a)	21,851	379,989
LHC Group, Inc.(a)	22,468	4,775,798
Magellan Health, Inc.(a)	6,921	524,473
National Research Corp.	10,392	511,390
Ontrak, Inc.(a)	6,523	391,380
Option Care Health, Inc.(a)(b)	33,964	454,099
Pennant Group, Inc.(a)	3,542	136,580
PetIQ, Inc.(a)	39,837	1,311,434
Progyny, Inc.(a)(b)	45,550	1,340,536
RadNet, Inc.(a)(b)	23,910	367,019
Select Medical Holdings Corp.(a)	52,009	1,082,827
U.S. Physical Therapy, Inc.	27,002	2,345,934
Viemed Healthcare, Inc.(a)	73,344	633,692

		23,785,669

Health Care Technology — 2.6%
Accolade, Inc.(a)	36,097	1,403,090
Castlight Health, Inc., Class B(a)	208,033	235,077
Health Catalyst, Inc.(a)	11,394	417,020
HMS Holdings Corp.(a)	54,122	1,296,222
Inovalon Holdings, Inc., Class A(a)(b)	124,953	3,305,007
Inspire Medical Systems, Inc.(a)	14,956	1,930,072
NextGen Healthcare, Inc.(a)	32,595	415,260
Omnicell, Inc.(a)(b)	43,408	3,240,841
Phreesia, Inc.(a)	77,176	2,479,665
Schrodinger, Inc.(a)	7,394	351,289
Simulations Plus, Inc.	1,156	87,116
Tabula Rasa HealthCare, Inc.(a)	6,859	279,642
Teladoc Health, Inc.(a)(b)	10,346	2,268,257
Vocera Communications, Inc.(a)(b)	31,647	920,295

		18,628,853

Hotels, Restaurants & Leisure — 5.1%
Caesars Entertainment, Inc.(a)	67,094	3,761,290

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc.	69,344	$1,923,603
Churchill Downs, Inc.	18,267	2,992,500
Chuy’s Holdings, Inc.(a)	5,447	106,652
Cracker Barrel Old Country Store, Inc.	7,120	816,379
Denny’s Corp.(a)	132,020	1,320,200
Dine Brands Global, Inc.	18,513	1,010,625
GAN Ltd.(a)(b)	11,767	198,862
International Game Technology PLC	470,011	5,231,222
Jack in the Box, Inc.	20,088	1,593,179
Lindblad Expeditions Holdings, Inc.(a)	18,792	159,920
Papa John’s International, Inc.	19,977	1,643,708
Penn National Gaming, Inc.(a)	51,560	3,748,412
Ruth’s Hospitality Group, Inc.	6,356	70,297
Scientific Games Corp.(a)	12,289	429,009
SeaWorld Entertainment, Inc.(a)	16,238	320,213
Texas Roadhouse, Inc.	100,693	6,121,128
Wingstop, Inc.	38,603	5,275,100

		36,722,299

Household Durables — 2.0%
Ethan Allen Interiors, Inc.	7,250	98,165
GoPro, Inc., Class A(a)(b)	30,191	136,765
Helen of Troy Ltd.(a)	11,852	2,293,599
Hooker Furniture Corp.	9,388	242,492
Installed Building Products, Inc.(a)	1,139	115,893
iRobot Corp.(a)(b)	57,000	4,326,300
La-Z-Boy, Inc.	17,455	552,101
LGI Homes, Inc.(a)	6,870	798,088
MDC Holdings, Inc.	85,650	4,034,115
Sonos, Inc.(a)	38,987	591,823
TopBuild Corp.(a)	8,975	1,531,943

		14,721,284

Household Products — 0.2%
Central Garden & Pet Co.(a)	2,203	87,966
Central Garden & Pet Co., Class A(a)	21,027	759,915
WD-40 Co.	2,764	523,253

		1,371,134

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	2,215	129,799
Ormat Technologies, Inc.	9,912	585,898

		715,697

Insurance — 1.1%
eHealth, Inc.(a)	5,243	414,197
Kinsale Capital Group, Inc.	13,295	2,528,443
National General Holdings Corp.	22,695	765,956
RLI Corp.	10,470	876,653
Trupanion, Inc.(a)	43,721	3,449,587

		8,034,836

Interactive Media & Services — 0.9%
Cargurus, Inc.(a)(b)	159,762	3,455,652
Eventbrite, Inc., Class A(a)	40,686	441,443
EverQuote, Inc., Class A(a)	19,660	759,662
QuinStreet, Inc.(a)(b)	44,294	701,617
Yelp, Inc.(a)(b)	34,361	690,313
ZoomInfo Technologies, Inc., Class A(a)	10,244	440,390

		6,489,077

Internet & Direct Marketing Retail — 1.5%
1-800-Flowers.com, Inc., Class A(a)	44,176	1,101,750
Overstock.com, Inc.(a)(b)	40,148	2,916,752
RealReal, Inc.(a)(b)	68,405	989,820

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Stamps.com, Inc.(a)	19,736	$4,755,389
Stitch Fix, Inc., Class A(a)(b)	39,111	1,061,082

		10,824,793

IT Services — 2.0%
Brightcove, Inc.(a)	14,382	147,272
Cardtronics PLC, Class A(a)	9,481	187,724
CSG Systems International, Inc.	59,599	2,440,579
Grid Dynamics Holdings, Inc.(a)(b)	38,564	298,100
Hackett Group, Inc.	88,004	983,885
International Money Express, Inc.(a)	42,790	614,678
KBR, Inc.	8,980	200,793
Limelight Networks, Inc.(a)	77,582	446,872
ManTech International Corp., Class A	38,229	2,633,214
MAXIMUS, Inc.	70,103	4,795,746
NIC, Inc.	16,346	322,016
Rackspace Technology, Inc.(a)	5,080	97,993
TTEC Holdings, Inc.	2,177	118,755
Verra Mobility Corp.(a)	65,332	631,107
Virtusa Corp.(a)	8,110	398,688

		14,317,422

Leisure Products — 0.9%
Malibu Boats, Inc., Class A(a)	31,386	1,555,490
YETI Holdings, Inc.(a)	102,524	4,646,388

		6,201,878

Life Sciences Tools & Services — 1.9%
Codexis, Inc.(a)(b)	64,634	758,803
Fluidigm Corp.(a)	28,746	213,583
Luminex Corp.	57,296	1,504,020
Medpace Holdings, Inc.(a)	25,472	2,846,496
NanoString Technologies, Inc.(a)	38,801	1,734,405
NeoGenomics, Inc.(a)	91,960	3,392,404
Pacific Biosciences of California, Inc.(a)(b)	95,199	939,614
Personalis, Inc.(a)	38,124	826,147
Quanterix Corp.(a)	23,998	809,693
Repligen Corp.(a)	3,961	584,406

		13,609,571

Machinery — 2.3%
Blue Bird Corp.(a)	51,635	627,882
Energy Recovery, Inc.(a)	8,269	67,806
ESCO Technologies, Inc.	50,604	4,076,658
Evoqua Water Technologies Corp.(a)	91,577	1,943,264
Federal Signal Corp.	16,644	486,837
Franklin Electric Co., Inc.	57,464	3,380,607
Hyster-Yale Materials Handling, Inc.	3,301	122,632
John Bean Technologies Corp.(b)	16,941	1,556,708
Proto Labs, Inc.(a)(b)	20,004	2,590,518
RBC Bearings, Inc.(a)	12,367	1,499,004
SPX Corp.(a)	14,413	668,475

		17,020,391

Media — 0.5%
Cardlytics, Inc.(a)	32,197	2,272,142
iHeartMedia, Inc., Class A(a)	14,918	121,134
TechTarget, Inc.(a)	33,869	1,488,881
Tremor International Ltd.(a)	2,418	5,804

		3,887,961

Metals & Mining — 0.6%
Materion Corp.	19,049	991,119
Novagold Resources, Inc.(a)	259,277	3,082,804

Security	Shares	Value

Metals & Mining (continued)
Ryerson Holding Corp.(a)	1,969	$11,282
Schnitzer Steel Industries, Inc., Class A	14,911	286,739

		4,371,944

Multiline Retail — 0.1%
Big Lots, Inc.	16,738	746,515

Oil, Gas & Consumable Fuels — 0.6%
CVR Energy, Inc.	52,041	644,268
Delek U.S. Holdings, Inc.	209,637	2,333,260
Evolution Petroleum Corp.	149,892	335,758
Golar LNG Ltd.(a)	36,316	219,893
Magnolia Oil & Gas Corp., Class A(a)	14,193	73,378
Montage Resources Corp.(a)	1	4
Par Pacific Holdings, Inc.(a)	47,313	320,309
PBF Energy, Inc., Class A	118,111	672,052

		4,598,922

Paper & Forest Products — 0.4%
Boise Cascade Co.	72,558	2,896,515

Personal Products — 0.1%
elf Beauty, Inc.(a)	30,745	564,786
USANA Health Sciences, Inc.(a)	5,734	422,309

		987,095

Pharmaceuticals — 1.9%
Aerie Pharmaceuticals, Inc.(a)(b)	57,061	671,608
Amneal Pharmaceuticals, Inc.(a)	50,938	197,639
Amphastar Pharmaceuticals, Inc.(a)	104,754	1,964,137
Arvinas, Inc.(a)	18,488	436,502
Axsome Therapeutics, Inc.(a)	11,450	815,812
BioDelivery Sciences International, Inc.(a)(b)	107,008	399,140
Cara Therapeutics, Inc.(a)	38,518	490,142
Eloxx Pharmaceuticals, Inc.(a)(b)	30,661	80,638
Innoviva, Inc.(a)	87,260	911,867
Intersect ENT, Inc.(a)	38,780	632,502
Liquidia Technologies, Inc.(a)	5,454	26,834
MyoKardia, Inc.(a)	3,265	445,117
NGM Biopharmaceuticals, Inc.(a)	53,179	846,078
Omeros Corp.(a)	89,758	907,005
Optinose, Inc.(a)	20,944	81,682
Phibro Animal Health Corp., Class A	13,579	236,275
Prestige Consumer Healthcare, Inc.(a)	11,790	429,392
Provention Bio, Inc.(a)	26,091	334,747
Revance Therapeutics, Inc.(a)	17,604	442,565
Supernus Pharmaceuticals, Inc.(a)	111,130	2,315,949
Theravance Biopharma, Inc.(a)	79,222	1,171,297
WaVe Life Sciences Ltd.(a)	21,954	186,389

		14,023,317

Professional Services — 1.7%
ASGN, Inc.(a)	27,827	1,768,684
CRA International, Inc.	14,613	547,549
Exponent, Inc.	36,524	2,630,824
Forrester Research, Inc.(a)	20,406	669,113
Franklin Covey Co.(a)	59,310	1,052,159
Huron Consulting Group, Inc.(a)	3,189	125,423
ICF International, Inc.	5,064	311,588
Insperity, Inc.	24,747	1,620,681
Kforce, Inc.	70,705	2,274,580
TriNet Group, Inc.(a)	27,910	1,655,621

		12,656,222

Real Estate Management & Development — 1.1%
Cushman & Wakefield PLC(a)	6,999	73,560

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Fathom Holdings, Inc.(a)	5,805	$91,371
FRP Holdings, Inc.(a)	1,534	63,922
Marcus & Millichap, Inc.(a)	117,641	3,237,480
RE/MAX Holdings, Inc., Class A	11,611	380,028
Redfin Corp.(a)	67,953	3,392,893
RMR Group, Inc., Class A	31,902	876,348
St. Joe Co.(a)	2,348	48,439

		8,164,041

Road & Rail — 1.7%
Avis Budget Group, Inc.(a)	27,392	720,957
Heartland Express, Inc.	42,276	786,334
Marten Transport Ltd.	23,625	385,560
Saia, Inc.(a)	21,422	2,702,171
Universal Logistics Holdings, Inc.	43,741	912,437
Werner Enterprises, Inc.	157,153	6,598,855

		12,106,314

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Energy Industries, Inc.(a)	7,859	494,645
Ambarella, Inc.(a)	34,960	1,824,213
Axcelis Technologies, Inc.(a)	16,501	363,022
Brooks Automation, Inc.	45,621	2,110,428
Cabot Microelectronics Corp.	7,786	1,111,919
Cirrus Logic, Inc.(a)	59,849	4,036,815
CyberOptics Corp.(a)	3,555	113,191
FormFactor, Inc.(a)	62,187	1,550,322
Ichor Holdings Ltd.(a)(b)	16,383	353,381
Inphi Corp.(a)	9,391	1,054,140
Lattice Semiconductor Corp.(a)(b)	29,046	841,172
Maxeon Solar Technologies Ltd.(a)(b)	50,325	853,512
MaxLinear, Inc.(a)	45,945	1,067,762
Power Integrations, Inc.	83,258	4,612,493
Semtech Corp.(a)	51,367	2,720,396
Silicon Laboratories, Inc.(a)	40,540	3,966,839
SiTime Corp.(a)	3,967	333,347
Synaptics, Inc.(a)	31,267	2,514,492

		29,922,089

Software — 10.5%
8x8, Inc.(a)	238,583	3,709,966
A10 Networks, Inc.(a)	139,819	890,647
ACI Worldwide, Inc.(a)	50,811	1,327,691
Alarm.com Holdings, Inc.(a)	32,317	1,785,514
Altair Engineering, Inc., Class A(a)	59,105	2,481,228
American Software, Inc., Class A	3,666	51,471
Appfolio, Inc., Class A(a)	23,859	3,383,445
Appian Corp.(a)	14,691	951,242
Avaya Holdings Corp.(a)	17,700	269,040
Benefitfocus, Inc.(a)	58,093	650,642
Blackbaud, Inc.	29,149	1,627,389
Blackline, Inc.(a)	6,457	578,741
Bottomline Technologies DE, Inc.(a)	49,429	2,083,927
Box, Inc., Class A(a)(b)	144,215	2,503,572
ChannelAdvisor Corp.(a)	5,617	81,278
Cloudera, Inc.(a)	4,808	52,359
CommVault Systems, Inc.(a)	14,620	596,496
Digital Turbine, Inc.(a)	27,679	906,210
Domo, Inc., Class B(a)	22,494	862,195
Everbridge, Inc.(a)(b)	5,435	683,343
Five9, Inc.(a)(b)	11,424	1,481,464
J2 Global, Inc.(a)	25,117	1,738,599
LivePerson, Inc.(a)	38,587	2,006,138
MicroStrategy, Inc., Class A(a)	4,552	685,349

Security	Shares	Value

Software (continued)
Model N, Inc.(a)(b)	34,307	$1,210,351
Palantir Technologies, Inc., Class A (Acquired 02/06/14, cost $1,999,999)(a)(c)	326,264	2,946,164
Palantir Technologies, Inc., Class A(a)	6	57
Paylocity Holding Corp.(a)	6,404	1,033,734
Ping Identity Holding Corp.(a)	23,159	722,792
Progress Software Corp.	45,504	1,669,087
PROS Holdings, Inc.(a)(b)	89,977	2,873,865
Q2 Holdings, Inc.(a)	1,747	159,431
QAD, Inc., Class A	42,872	1,809,198
Qualys, Inc.(a)	97,355	9,541,764
Rapid7, Inc.(a)	74,715	4,575,547
Rimini Street, Inc.(a)	103,141	332,114
RingCentral, Inc., Class A(a)	7,334	2,013,990
Sailpoint Technologies Holdings, Inc.(a)	30,120	1,191,848
Sapiens International Corp. NV	32,960	1,007,917
Sprout Social, Inc., Class A(a)	16,334	628,859
SPS Commerce, Inc.(a)	54,710	4,260,268
Sumo Logic, Inc.(a)	7,743	168,797
SVMK, Inc.(a)	59,443	1,314,285
Telenav, Inc.(a)	15,497	55,789
Varonis Systems, Inc.(a)	27,155	3,134,230
Verint Systems, Inc.(a)	15,102	727,614
Yext, Inc.(a)(b)	203,085	3,082,830
Zuora, Inc., Class A(a)	26,973	278,901

		76,127,378

Specialty Retail — 1.6%
America’s Car-Mart, Inc.(a)	6,149	521,927
Asbury Automotive Group, Inc.(a)	11,369	1,107,909
At Home Group, Inc.(a)	34,288	509,520
Boot Barn Holdings, Inc.(a)	992	27,915
Buckle, Inc.	63,339	1,291,482
Camping World Holdings, Inc., Class A	54,271	1,614,562
Chico’s FAS, Inc.	206	200
Conn’s, Inc.(a)	8,843	93,559
Guess?, Inc.	40,748	473,492
Haverty Furniture Cos., Inc.	12	251
MarineMax, Inc.(a)	3,631	93,208
Monro, Inc.	40,108	1,627,182
Rent-A-Center, Inc.	30,341	906,892
RH(a)	2,855	1,092,380
Shoe Carnival, Inc.	10,072	338,218
Tilly’s, Inc., Class A	43,259	260,852
Urban Outfitters, Inc.(a)	51,028	1,061,893
Winmark Corp.	613	105,546
Zumiez, Inc.(a)	19,074	530,639

		11,657,627

Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc.(a)	26,668	1,139,524
Deckers Outdoor Corp.(a)	19,800	4,356,198
Oxford Industries, Inc.	14,875	600,355
Steven Madden Ltd.	36,286	707,577
Wolverine World Wide, Inc.	7,234	186,926

		6,990,580

Thrifts & Mortgage Finance — 0.1%
Federal Agricultural Mortgage Corp., Class C	5,891	375,021
Riverview Bancorp, Inc.	23,598	97,932
TFS Financial Corp.	13,549	199,035

		671,988

Trading Companies & Distributors — 1.2%
Applied Industrial Technologies, Inc.	42,933	2,365,608

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Foundation Building Materials, Inc.(a)	52,872	$831,148
H&E Equipment Services, Inc.	26,740	525,708
SiteOne Landscape Supply, Inc.(a)	39,942	4,870,927

		8,593,391

Water Utilities — 0.3%
American States Water Co.	25,803	1,933,935
SJW Group	2,443	148,681

		2,082,616

Wireless Telecommunication Services — 0.2%
Shenandoah Telecommunications Co.	24,861	1,104,698

Total Common Stocks — 96.5% (Cost: $607,195,922)		699,229,253

Preferred Securities

Preferred Stocks — 0.2%

Household Durables — 0.0%
AliphCom
Series 6 (Acquired 06/03/14, cost $0)(a)(c)(d)(e)	8,264	0
Series 8 (Acquired 08/31/15, cost $1,174,984)(a)(c)(d)(e)	192,156	2

		2

Software — 0.2%
Illumio, Inc., Series C (Acquired 03/10/15, cost $1,000,317)(a)(c)(e)	311,155	1,446,871

Total Preferred Securities — 0.2% (Cost: $2,175,301)		1,446,873

Rights

Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)	57,348	44,726

Security	Shares	Value

Pharmaceuticals — 0.0%
H. Lundbeck A/S, CVR(a)(e)	46,530	$40,946

Total Rights — 0.0% (Cost: $ —)		85,672

Total Long-Term Investments — 96.7% (Cost: $609,371,223)		700,761,798

Short-Term Securities(f)(g)

Money Market Funds — 10.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%	23,964,419	23,964,419
SL Liquidity Series, LLC, Money Market Series, 0.25%(h)	55,193,556	55,215,634

Total Short-Term Securities — 10.9% (Cost: $79,159,689)		79,180,053

Total Investments — 107.6% (Cost: $688,530,912)		779,941,851

Liabilities in Excess of Other Assets — (7.6)%		(54,900,490)

Net Assets — 100.0%		$725,041,361

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,393,037, representing 0.6% of its net assets as of period end, and an original cost of $4,175,300.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/19	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/20	Shares Held at 09/30/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,370,690	$18,593,729	(a)	$—	$—	$—	$23,964,419	23,964,419	$54,495		$13
SL Liquidity Series, LLC, Money Market Series	42,978,875	12,227,913	(a)	—	(4,141)	12,987	55,215,634	55,193,556	436,583	(b)	—

					$(4,141)	$12,987	$79,180,053		$491,078		$13

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	336	12/18/20	$25,274	$986,131

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$986,131	$—	$—	$—	$986,131

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,354,539	$—	$—	$—	$3,354,539

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,179,123	$—	$—	$—	$1,179,123

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$17,620,933

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 3,393,369	$ —	$ —	$ 3,393,369
Air Freight & Logistics	6,824,498	—	—	6,824,498
Airlines	563,419	—	—	563,419
Auto Components	10,935,625	—	—	10,935,625
Automobiles	503,111	—	—	503,111
Banks	1,275,498	—	—	1,275,498
Beverages	730,087	—	—	730,087

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Biotechnology	$126,817,270	$—	$—	$126,817,270
Building Products	7,964,284	—	—	7,964,284
Capital Markets	14,538,634	—	—	14,538,634
Chemicals	8,448,501	—	—	8,448,501
Commercial Services & Supplies	11,847,285	—	—	11,847,285
Communications Equipment	5,038,263	—	—	5,038,263
Construction & Engineering	6,070,338	—	—	6,070,338
Construction Materials	773,576	—	—	773,576
Consumer Finance	2,166,580	—	—	2,166,580
Diversified Consumer Services	3,087,607	—	—	3,087,607
Diversified Telecommunication Services	6,868,560	—	—	6,868,560
Electric Utilities	562,256	—	—	562,256
Electrical Equipment	14,852,254	—	—	14,852,254
Electronic Equipment, Instruments & Components	15,816,606	—	—	15,816,606
Energy Equipment & Services	410,822	—	—	410,822
Entertainment	640,969	—	—	640,969
Equity Real Estate Investment Trusts (REITs)	14,518,733	—	—	14,518,733
Food & Staples Retailing	2,449,160	—	—	2,449,160
Food Products	11,851,298	—	—	11,851,298
Gas Utilities	4,414,616	—	—	4,414,616
Health Care Equipment & Supplies	41,833,917	—	—	41,833,917
Health Care Providers & Services	23,785,669	—	—	23,785,669
Health Care Technology	18,628,853	—	—	18,628,853
Hotels, Restaurants & Leisure	36,722,299	—	—	36,722,299
Household Durables	14,721,284	—	—	14,721,284
Household Products	1,371,134	—	—	1,371,134
Independent Power and Renewable Electricity Producers	715,697	—	—	715,697
Insurance	8,034,836	—	—	8,034,836
Interactive Media & Services	6,489,077	—	—	6,489,077
Internet & Direct Marketing Retail	10,824,793	—	—	10,824,793
IT Services	14,317,422	—	—	14,317,422
Leisure Products	6,201,878	—	—	6,201,878
Life Sciences Tools & Services	13,609,571	—	—	13,609,571
Machinery	17,020,391	—	—	17,020,391
Media	3,887,961	—	—	3,887,961
Metals & Mining	4,371,944	—	—	4,371,944
Multiline Retail	746,515	—	—	746,515
Oil, Gas & Consumable Fuels	4,598,922	—	—	4,598,922
Paper & Forest Products	2,896,515	—	—	2,896,515
Personal Products	987,095	—	—	987,095
Pharmaceuticals	14,023,317	—	—	14,023,317
Professional Services	12,656,222	—	—	12,656,222
Real Estate Management & Development	8,164,041	—	—	8,164,041
Road & Rail	12,106,314	—	—	12,106,314
Semiconductors & Semiconductor Equipment	29,922,089	—	—	29,922,089
Software	73,181,214	2,946,164	—	76,127,378
Specialty Retail	11,657,627	—	—	11,657,627
Textiles, Apparel & Luxury Goods	6,990,580	—	—	6,990,580
Thrifts & Mortgage Finance	671,988	—	—	671,988
Trading Companies & Distributors	8,593,391	—	—	8,593,391
Water Utilities	2,082,616	—	—	2,082,616
Wireless Telecommunication Services	1,104,698	—	—	1,104,698
Preferred Securities	—	—	1,446,873	1,446,873
Rights	44,726	—	40,946	85,672
Short-Term Securities
Money Market Funds	23,964,419	—	—	23,964,419

	$720,292,234	$2,946,164	$1,487,819	724,726,217

Investments Valued at NAV(a)				55,215,634

				$779,941,851

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Advantage Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets
Equity Contracts	$986,131	$—	$—	$986,131

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments September 30, 2020	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 20.7%
Acceleron Pharma, Inc.(a)(b)	741,134	$83,399,809
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $17,141,679)(a)(c)(d)	297,971,595	39,874,559
Agios Pharmaceuticals, Inc.(a)(b)	477,319	16,706,165
Alexion Pharmaceuticals, Inc.(a)	512,703	58,668,604
Allakos, Inc.(a)(b)	533,126	43,423,113
Allogene Therapeutics, Inc.(a)(b)	587,622	22,159,226
Alnylam Pharmaceuticals, Inc.(a)(b)	588,046	85,619,498
Amgen, Inc.	1,077,181	273,776,323
Annexon, Inc.(a)(b)	326,239	9,862,205
Apellis Pharmaceuticals, Inc.(a)(b)	395,224	11,923,908
Arcutis Biotherapeutics, Inc.(a)(b)	736,963	21,593,016
Arena Pharmaceuticals, Inc.(a)(b)	365,647	27,346,739
Atreca, Inc., Class A(a)(b)	342,563	4,785,605
Biogen, Inc.(a)	206,479	58,573,963
BioMarin Pharmaceutical, Inc.(a)	675,462	51,389,149
Blueprint Medicines Corp.(a)(b)	183,842	17,042,153
ChemoCentryx, Inc.(a)	98,900	5,419,720
Dicerna Pharmaceuticals, Inc.(a)(b)	275,717	4,960,149
Eidos Therapeutics, Inc.(a)(b)	147,496	7,452,973
Everest Medicines Ltd.(a)(e)	599,500	4,254,489
FibroGen, Inc.(a)	113,518	4,667,860
Galapagos NV, ADR(a)(b)	116,688	16,559,194
Genfit, ADR(a)	21,818	116,072
Genmab A/S(a)	276,221	100,242,143
Genmab A/S, ADR(a)(b)	949,031	34,744,025
Gilead Sciences, Inc.	1,472,779	93,064,905
Halozyme Therapeutics, Inc.(a)	493,660	12,973,385
Humanigen, Inc.(a)(b)	403,293	4,291,037
Immunomedics, Inc.(a)	610,371	51,899,846
Immunovant, Inc.(a)(b)	660,326	23,236,872
Incyte Corp.(a)	438,230	39,326,760
Intellia Therapeutics, Inc.(a)(b)	261,944	5,207,447
Iovance Biotherapeutics, Inc.(a)(b)	590,214	19,429,845
Kodiak Sciences, Inc.(a)(b)	164,366	9,732,111
Krystal Biotech, Inc.(a)	90,270	3,886,123
Mersana Therapeutics, Inc.(a)(b)	1,093,068	20,352,926
Mirati Therapeutics, Inc.(a)(b)	96,149	15,965,541
Molecular Templates, Inc.(a)(b)	376,174	4,107,820
Neurocrine Biosciences, Inc.(a)	412,341	39,650,710
Passage Bio, Inc.(a)(b)	142,321	1,865,828
Prothena Corp. PLC(a)	407,340	4,069,327
RAPT Therapeutics, Inc.(a)	147,420	4,746,924
Regeneron Pharmaceuticals, Inc.(a)	240,320	134,526,330
Relay Therapeutics, Inc.(a)(b)	211,031	8,987,810
Sarepta Therapeutics, Inc.(a)(b)	166,957	23,445,771
Seattle Genetics, Inc.(a)(b)	1,216,385	238,034,381
Seres Therapeutics, Inc.(a)(b)	509,590	14,426,493
Taysha Gene Therapies, Inc.(a)(b)	266,334	5,965,882
TCR2 Therapeutics, Inc.(a)	197,144	4,005,966
Vertex Pharmaceuticals, Inc.(a)	799,090	217,448,371
Vir Biotechnology, Inc.(a)(b)	148,391	5,094,263

		2,010,303,334

Diversified Financial Services — 0.4%
ARYA Sciences Acquisition Corp. II(a)(b)	241,015	2,651,165
ARYA Sciences Acquisition Corp. III, Class A(a)	320,000	3,430,400
BCTG Acquisition Corp.(a)	186,560	2,022,310
Deerfield Healthcare Technology Acquisitions Corp.(a)	442,160	4,700,161
FS Development Corp., Class A(a)	333,943	3,740,162

Security	Shares	Value

Diversified Financial Services (continued)
Health Sciences Acquisitions Corp. 2(a)	264,960	$2,914,560
Longview Acquisition Corp.(a)	657,724	6,675,898
Panacea Acquisition Corp.(a)	232,064	2,784,768
Therapeutics Acquisition Corp., Class A(a)	518,000	7,448,840

		36,368,264

Health Care Equipment & Supplies — 29.9%
Abbott Laboratories	4,671,001	508,345,039
ABIOMED, Inc.(a)	207,094	57,377,464
Alcon, Inc.(a)(b)	2,243,141	127,746,880
Baxter International, Inc.	2,394,045	192,529,099
Becton Dickinson and Co.	616,331	143,407,897
Boston Scientific Corp.(a)	7,197,462	275,015,023
Edwards Lifesciences Corp.(a)	2,888,315	230,545,303
Envista Holdings Corp.(a)(b)	641,613	15,835,009
Intuitive Surgical, Inc.(a)(b)	265,816	188,607,085
Kangji Medical Holdings Ltd. (Acquired 06/22/20, cost $9,107,188)(a)(d)	5,034,659	12,262,401
Masimo Corp.(a)	542,152	127,980,401
Medtronic PLC	2,548,473	264,837,314
Nevro Corp.(a)	269,337	37,518,644
ResMed, Inc.	490,747	84,128,758
SI-BONE, Inc.(a)	77,477	1,837,754
Silk Road Medical, Inc.(a)(b)	162,374	10,913,157
Straumann Holding AG, Registered Shares	49,430	50,003,462
Stryker Corp.	1,139,144	237,363,435
Teleflex, Inc.	341,740	116,335,131
Varian Medical Systems, Inc.(a)	772,886	132,936,392
Zimmer Biomet Holdings, Inc.	587,850	80,029,899

		2,895,555,547

Health Care Providers & Services — 17.9%
Amedisys, Inc.(a)	356,798	84,357,751
AmerisourceBergen Corp.	271,535	26,317,172
Anthem, Inc.	715,541	192,187,157
Cardinal Health, Inc.	483,577	22,703,940
Centene Corp.(a)	1,572,220	91,707,593
Cigna Corp.	994,810	168,530,762
Encompass Health Corp.	773,075	50,234,414
Humana, Inc.	595,910	246,641,190
LHC Group, Inc.(a)(b)	382,896	81,388,374
McKesson Corp.	118,971	17,718,351
Oak Street Health, Inc. (Acquired 03/04/20, cost $10,075,391)(a)(d)	958,228	49,429,659
Oak Street Health, Inc.(a)(b)	163,510	8,737,974
Quest Diagnostics, Inc.	243,566	27,885,871
UnitedHealth Group, Inc.	2,141,043	667,512,976

		1,735,353,184

Health Care Technology — 1.1%
GoodRx Holdings, Inc., Class A(a)	114,119	6,345,016
Livongo Health, Inc.(a)(b)	286,428	40,114,242
Teladoc Health, Inc.(a)(b)	255,491	56,013,847

		102,473,105

Insurance — 0.1%
GoHealth, Inc., Class A(a)	708,797	9,232,081
Selectquote, Inc.(a)(b)	189,940	3,846,285

		13,078,366

Life Sciences Tools & Services — 7.7%
Agilent Technologies, Inc.	262,937	26,540,861
Avantor, Inc.(a)	2,442,010	54,920,805
Illumina, Inc.(a)	277,053	85,631,541
IQVIA Holdings, Inc.(a)	485,690	76,559,315

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
PPD, Inc.(a)	1,506,681	$55,732,130
Thermo Fisher Scientific, Inc.	735,688	324,820,966
WuXi AppTec Co. Ltd., H Shares(e)	4,351,114	62,920,450
Wuxi Biologics Cayman, Inc.(a)(e)	2,222,500	54,469,183

		741,595,251

Pharmaceuticals — 20.0%
AstraZeneca PLC	288,197	31,489,836
Bristol-Myers Squibb Co.	3,151,089	189,979,156
Eisai Co. Ltd.	544,800	49,757,851
Eli Lilly & Co.	1,412,894	209,136,570
Hansoh Pharmaceutical Group Co. Ltd.(a)(e)	16,862,176	82,416,213
Hua Medicine(a)(b)(e)	13,366,370	8,606,162
Johnson & Johnson	2,926,342	435,673,797
Merck & Co., Inc.	1,913,871	158,755,600
Merck KGaA	468,716	68,335,605
MyoKardia, Inc.(a)(b)	128,574	17,528,493
Nektar Therapeutics(a)(b)	427,710	7,095,709
Ocumension Therapeutics (Acquired 07/06/20, cost $1,234,288)(a)(d)	646,000	1,891,142
Pfizer, Inc.	6,325,128	232,132,198
Roche Holding AG	224,979	77,064,432
Royalty Pharma PLC, Class A	294,506	12,389,867
Sanofi(b)	1,327,382	133,020,151
Sanofi, ADR	1,049,151	52,635,906
Zoetis, Inc.	1,034,140	171,015,732

		1,938,924,420

Total Common Stocks — 97.8% (Cost: $5,762,229,314)		9,473,651,471

	Par (000)

Corporate Bonds

Biotechnology — 0.1%
Kronos Bio, Inc., (Acquired 08/20/20, cost
$5,050,000), 0.00%, 02/14/22(a)(c)(d)(f)	USD 5,050	5,050,000

Total Corporate Bonds — 0.1% (Cost: $5,050,000)		5,050,000

Other Interests
Afferent Pharmaceuticals, Inc., Series C, 0.00%(a)(c)	3,421	4,549,451

Total Other Interests — 0.0% (Cost: $0)		4,549,451

	Shares

Preferred Securities

Preferred Stocks — 0.2%

Biotechnology — 0.1%
Goldfinch Bio, Inc., Series B (Acquired 06/26/20, cost $2,768,121)(a)(c)(d)	2,345,865	2,768,121

Security	Shares	Value

Biotechnology (continued)
Sigilon Therapeutics, Inc., Series B (Acquired 02/14/20, cost $4,608,000)(a)(c)(d)	768,000	$4,646,400
Taysha Gene Therapies, Inc., Series B (Acquired 07/30/20, cost $5,219,000)(a)(d)	334,477	7,131,050

		14,545,571

Pharmaceuticals — 0.1%
Annexon, Inc., Series D (Acquired 06/26/20, cost $3,589,917)(a)(d)	286,515	8,391,884

Total Preferred Securities — 0.2% (Cost: $16,185,038)		22,937,455

Total Long-Term Investments — 98.1% (Cost: $5,783,464,352)		9,506,188,377

Short-Term Securities(g)(h)

Money Market Funds — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%	217,777,914	217,777,914
SL Liquidity Series, LLC, Money Market Series, 0.25%(i)	203,960,882	204,042,466

Total Short-Term Securities — 4.4% (Cost: $421,696,315)		421,820,380

Total Investments — 102.5% (Cost: $6,205,160,667)		9,928,008,757

Liabilities in Excess of Other Assets — (2.5)%		(239,852,603)

Net Assets — 100.0%		$9,688,156,154

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $131,445,216, representing 1.4% of its net assets as of period end, and an original cost of $58,793,584.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Convertible security.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2020	BlackRock Health Sciences Opportunities Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/19	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/20	Shares Held at 09/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$227,834,577	$—		$(10,056,663	)(a)	$—	$—	$217,777,914	217,777,914	$894,474		$19
SL Liquidity Series, LLC, Money Market Series	159,609,574	44,362,654	(a)	—		(25,639)	95,877	204,042,466	203,960,882	1,625,755	(b)	—

						$(25,639)	$95,877	$421,820,380		$2,520,229		$19

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$598,301	$—	$—	$598,301

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(4,310,704)	$—	$—	$(4,310,704)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$59,467,386
Average amounts sold — in USD	$20,481,253

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,865,932,143	$104,496,632	$39,874,559	$2,010,303,334
Diversified Financial Services	36,368,264	—	—	36,368,264
Health Care Equipment & Supplies	2,833,289,684	62,265,863	—	2,895,555,547
Health Care Providers & Services	1,685,923,525	49,429,659	—	1,735,353,184
Health Care Technology	102,473,105	—	—	102,473,105
Insurance	13,078,366	—	—	13,078,366

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Health Sciences Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Life Sciences Tools & Services	$624,205,618	$117,389,633	$—	$741,595,251
Pharmaceuticals	1,494,949,190	443,975,230	—	1,938,924,420
Corporate Bonds	—	—	5,050,000	5,050,000
Other Interests	—	—	4,549,451	4,549,451
Preferred Securities(a)	—	15,522,934	7,414,521	22,937,455
Short-Term Securities
Money Market Funds	217,777,914	—	—	217,777,914

	$8,873,997,809	$793,079,951	$56,888,531	9,723,966,291

Investments Valued at NAV(b)				204,042,466

				$9,928,008,757

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments September 30, 2020	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.9%
HEICO Corp.(a)	1,425,416	$149,184,039
Mercury Systems, Inc.(a)(b)	1,578,399	122,262,786
Teledyne Technologies, Inc.(b)	417,599	129,543,386

		400,990,211

Automobiles — 1.3%
Ferrari NV	761,404	140,166,862

Banks — 0.6%
SVB Financial Group(b)	251,446	60,502,936

Building Products — 0.4%
AZEK Co., Inc.(a)(b)	1,208,959	42,083,863

Capital Markets — 7.9%
KKR & Co., Inc.	4,707,314	161,649,163
MarketAxess Holdings, Inc.	408,638	196,795,974
MSCI, Inc.	776,548	277,056,796
Tradeweb Markets, Inc., Class A(a)	3,207,930	186,059,940

		821,561,873

Commercial Services & Supplies — 4.1%
Copart, Inc.(a)(b)	2,980,437	313,422,755
Waste Connections, Inc.(a)	1,043,145	108,278,451

		421,701,206

Distributors — 1.0%
Pool Corp.	309,355	103,491,622

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(a)(b)	225,977	34,357,543

Diversified Telecommunication Services — 2.0%
GCI Liberty, Inc., Class A(b)	2,533,386	207,636,317

Electronic Equipment, Instruments & Components — 0.7%
Keysight Technologies, Inc.(a)(b)	685,618	67,725,346

Entertainment — 2.2%
Liberty Media Corp. - Liberty Formula One, Class C(b)	4,070,453	147,635,331
Madison Square Garden Sports Corp.(a)(b)	211,236	31,786,793
Netflix, Inc.(b)	92,743	46,374,282

		225,796,406

Equity Real Estate Investment Trusts (REITs) — 1.8%
Rexford Industrial Realty, Inc.	1,840,667	84,228,922
SBA Communications Corp.	334,030	106,381,874

		190,610,796

Health Care Equipment & Supplies — 13.9%
Cooper Cos., Inc.(a)	421,087	141,956,849
DexCom, Inc.(b)	182,375	75,180,446
IDEXX Laboratories, Inc.(b)	735,281	289,046,314
Masimo Corp.(b)	1,154,052	272,425,515
STERIS PLC	1,033,703	182,128,132
Teleflex, Inc.	643,021	218,897,209
West Pharmaceutical Services, Inc.	943,072	259,250,493

		1,438,884,958

Hotels, Restaurants & Leisure — 2.9%
Churchill Downs, Inc.(a)	1,001,183	164,013,799
Domino’s Pizza, Inc.	77,529	32,971,533
Planet Fitness, Inc., Class A(a)(b)	1,608,323	99,104,863

		296,090,195

Security	Shares	Value

Interactive Media & Services — 2.3%
IAC/InterActiveCorp(b)	491,770	$58,904,211
Match Group, Inc.(a)(b)	1,580,171	174,845,921

		233,750,132

IT Services — 13.7%
Adyen NV(b)(c)	155,911	287,577,012
Booz Allen Hamilton Holding Corp.	1,967,503	163,263,399
Chindata Group Holdings Ltd., ADR(b)	845,637	13,724,689
Jack Henry & Associates, Inc.	612,665	99,613,202
MongoDB, Inc.(a)(b)	668,432	154,748,692
Okta, Inc.(a)(b)	1,204,320	257,543,832
Twilio, Inc., Class A(a)(b)	1,038,871	256,694,636
Wix.com Ltd.(a)(b)	733,674	186,976,819

		1,420,142,281

Life Sciences Tools & Services — 5.1%
10X Genomics, Inc., Class A(a)(b)	782,358	97,544,395
Bio-Techne Corp.	898,902	222,684,993
Charles River Laboratories International, Inc.(b)	919,213	208,155,784

		528,385,172

Machinery — 2.3%
Dover Corp.	1,096,705	118,817,020
IDEX Corp.	638,346	116,440,694

		235,257,714

Media — 2.0%
Cable One, Inc.(a)	108,222	204,045,005

Pharmaceuticals — 1.6%
Catalent, Inc.(b)	1,949,329	166,979,522

Professional Services — 5.7%
CoStar Group, Inc.(a)(b)	409,523	347,484,361
TransUnion	1,047,122	88,094,374
Verisk Analytics, Inc.(a)	832,341	154,241,110

		589,819,845

Road & Rail — 0.9%
Old Dominion Freight Line, Inc.	529,576	95,810,890

Semiconductors & Semiconductor Equipment — 5.3%
Cree, Inc.(a)(b)	700,822	44,670,394
Entegris, Inc.	3,609,478	268,328,595
Monolithic Power Systems, Inc.	854,463	238,916,399

		551,915,388

Software — 17.1%
Bill.com Holdings, Inc.(a)(b)	587,589	58,941,053
Cadence Design Systems, Inc.(b)	2,589,055	276,070,935
Coupa Software, Inc.(a)(b)	728,255	199,716,651
Fair Isaac Corp.(a)(b)	693,046	294,807,907
Globant SA(a)(b)	725,760	130,070,707
Palantir Technologies, Inc., Class A (Acquired 02/07/14, cost $2,249,526)(b)(d)	366,970	3,313,739
Paycom Software, Inc.(b)	916,543	285,319,836
RealPage, Inc.(a)(b)	1,157,409	66,713,055
Sumo Logic, Inc.(b)	108,527	2,365,889
Synopsys, Inc.(a)(b)	1,180,885	252,685,772
Tyler Technologies, Inc.(a)(b)	404,065	140,840,896
Unity Software, Inc.(a)(b)	668,065	58,308,713

		1,769,155,153

Specialty Retail — 0.7%
Vroom, Inc.(a)(b)	1,499,270	77,632,201

Total Common Stocks — 99.7% (Cost: $7,445,396,300)		10,324,493,437

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 0.2%

Internet & Direct Marketing Retail — 0.2%
Postmates, Inc., Series F (Acquired 01/08/19, cost $16,580,003)(b)(d)(e)	2,077,929	$26,410,477

Total Preferred Securities — 0.2% (Cost: $16,580,003)		26,410,477

Total Long-Term Investments — 99.9% (Cost: $7,461,976,303)		10,350,903,914

Short-Term Securities(f)(g)

Money Market Funds — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%	29,537,549	29,537,549
SL Liquidity Series, LLC, Money Market Series, 0.25%(h)	383,826,724	383,980,255

Total Short-Term Securities — 4.0% (Cost: $413,399,994)		413,517,804

Total Investments — 103.9% (Cost: $7,875,376,297)		10,764,421,718

Liabilities in Excess of Other Assets — (3.9)%		(408,407,855)

Net Assets — 100.0%		$10,356,013,863

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $29,724,216, representing 0.3% of its net assets as of period end, and an original cost of $18,829,529.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/19	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/20	Shares Held at 09/30/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$44,963,337	$—		$(15,425,788	)(a)	$—	$—	$29,537,549	29,537,549	$401,465		$65
SL Liquidity Series, LLC, Money Market Series	287,440,891	96,618,023	(a)	—		(171,564)	92,905	383,980,255	383,826,724	2,470,585	(b)	—
Tradeweb Markets, Inc., Class A(c)	85,307,054	43,132,055		(385,616)		(27,454)	5,206,594	N/A	N/A	924,654		—

						$(199,018)	$5,299,499	$413,517,804		$3,796,704		$65

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2020	BlackRock Mid-Cap Growth Equity Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$400,990,211	$—	$—	$400,990,211
Automobiles	140,166,862	—	—	140,166,862
Banks	60,502,936	—	—	60,502,936
Building Products	42,083,863	—	—	42,083,863
Capital Markets	821,561,873	—	—	821,561,873
Commercial Services & Supplies	421,701,206	—	—	421,701,206
Distributors	103,491,622	—	—	103,491,622
Diversified Consumer Services	34,357,543	—	—	34,357,543
Diversified Telecommunication Services	207,636,317	—	—	207,636,317
Electronic Equipment, Instruments & Components	67,725,346	—	—	67,725,346
Entertainment	225,796,406	—	—	225,796,406
Equity Real Estate Investment Trusts (REITs)	190,610,796	—	—	190,610,796
Health Care Equipment & Supplies	1,438,884,958	—	—	1,438,884,958
Hotels, Restaurants & Leisure	296,090,195	—	—	296,090,195
Interactive Media & Services	233,750,132	—	—	233,750,132
IT Services	1,132,565,269	287,577,012	—	1,420,142,281
Life Sciences Tools & Services	528,385,172	—	—	528,385,172
Machinery	235,257,714	—	—	235,257,714
Media	204,045,005	—	—	204,045,005
Pharmaceuticals	166,979,522	—	—	166,979,522
Professional Services	589,819,845	—	—	589,819,845
Road & Rail	95,810,890	—	—	95,810,890
Semiconductors & Semiconductor Equipment	551,915,388	—	—	551,915,388
Software	1,765,841,414	3,313,739	—	1,769,155,153
Specialty Retail	77,632,201	—	—	77,632,201
Preferred Securities	—	—	26,410,477	26,410,477
Short-Term Securities
Money Market Funds	29,537,549	—	—	29,537,549

	$10,063,140,235	$290,890,751	$26,410,477	10,380,441,463

Investments Valued at NAV(a)				383,980,255

				$10,764,421,718

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2020	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.7%
NIO, Inc., ADR(a)	1,358,002	$28,816,803
Tesla, Inc.(a)	306,810	131,624,558

		160,441,361

Banks — 0.2%
Klarna Holdings AB (Acquired 09/15/20, cost $11,017,172)(a)(b)(c)	25,600	10,816,438

Chemicals — 1.6%
LG Chem Ltd.	166,476	92,921,883

Diversified Consumer Services — 1.9%
Arco Platform Ltd., Class A(a)	192,934	7,879,424
Chegg, Inc.(a)	742,363	53,034,413
TAL Education Group, ADR(a)	709,278	53,933,499

		114,847,336

Diversified Financial Services — 0.4%
Reinvent Technology Partners(a)	1,447,600	16,632,779
TransferWise (Acquired 06/03/19, cost $3,861,759)(a)(b)(c)	43,665	5,468,168

		22,100,947

Diversified Telecommunication Services — 0.6%
Bandwidth, Inc., Class A(a)(d)	200,076	34,927,267

Entertainment — 4.4%
Activision Blizzard, Inc.	685,960	55,528,462
NetEase, Inc., ADR	110,647	50,307,871
Netflix, Inc.(a)	52,901	26,452,087
Roku, Inc.(a)	249,182	47,045,562
Tencent Music Entertainment Group, ADR(a)(d)	3,240,052	47,855,568
Warner Music Group Corp., Class A	1,161,550	33,382,947

		260,572,497

Equity Real Estate Investment Trusts (REITs) — 0.5%
Equinix, Inc.	37,031	28,148,374

Health Care Technology — 1.4%
Ping An Healthcare and Technology Co. Ltd.(a)(d)(e)	2,676,959	34,540,424
Teladoc Health, Inc.(a)(d)	217,497	47,684,042

		82,224,466

Interactive Media & Services — 9.6%
Alphabet, Inc., Class A(a)	62,205	91,167,648
Facebook, Inc., Class A(a)	264,390	69,243,741
Kakao Corp.	278,882	86,719,360
Pinterest, Inc., Class A(a)	1,245,075	51,683,063
Snap, Inc., Class A(a)	1,849,803	48,298,357
Tencent Holdings Ltd.	1,714,700	115,816,651
Yandex NV, Class A(a)	684,499	44,663,560
ZoomInfo Technologies, Inc., Class A(a)	1,311,872	56,397,377

		563,989,757

Internet & Direct Marketing Retail — 11.0%
Alibaba Group Holding Ltd., ADR(a)	446,653	131,307,049
Amazon.com, Inc.(a)	50,150	157,908,809
Delivery Hero SE(a)(e)	531,407	60,973,604
Ensogo Ltd.(a)(b)	94,425	1
Farfetch Ltd., Class A(a)(d)	1,884,429	47,412,234
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $1,414,399)(a)(b)(c)	1,900	457,672
Meituan Dianping, Class B(a)	1,956,730	61,639,547
MercadoLibre, Inc.(a)	65,653	71,068,059
Pinduoduo, Inc., ADR(a)	562,390	41,701,219

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
THG Holdings Ltd.(a)	3,890,450	$30,030,029
Zalando SE(a)(e)	487,810	45,576,301

		648,074,524

IT Services — 13.9%
Adyen NV(a)(e)	26,345	48,593,213
GDS Holdings Ltd., ADR(a)(d)	597,539	48,896,616
GMO Payment Gateway, Inc.	404,400	43,320,405
Mastercard, Inc., Class A	220,843	74,682,477
MongoDB, Inc.(a)(d)	172,038	39,828,517
Okta, Inc.(a)	219,247	46,885,971
Pagseguro Digital Ltd., Class A(a)(d)	924,607	34,866,930
PayPal Holdings, Inc.(a)	499,738	98,463,378
Shopify, Inc., Class A(a)	56,091	57,379,410
Snowflake, Inc., Class A(a)	53,853	13,517,103
Square, Inc., Class A(a)	636,512	103,465,026
StoneCo Ltd., Class A(a)	1,071,550	56,674,280
Twilio, Inc., Class A(a)(d)	341,548	84,393,095
Visa, Inc., Class A	355,248	71,038,943

		822,005,364

Multiline Retail — 1.1%
Magazine Luiza SA	4,106,711	65,484,779

Professional Services — 0.8%
Clarivate PLC(a)	1,553,088	48,130,197

Real Estate Management & Development — 0.8%
KE Holdings, Inc., ADR(a)(d)	788,616	48,342,161

Semiconductors & Semiconductor Equipment — 14.5%
Advanced Micro Devices, Inc.(a)	1,052,789	86,318,170
Analog Devices, Inc.	320,606	37,427,544
ASML Holding NV	162,915	60,176,762
Cree, Inc.(a)(d)	849,073	54,119,913
Inphi Corp.(a)(d)	547,105	61,412,536
Lam Research Corp.	201,502	66,848,289
Marvell Technology Group Ltd.	1,815,936	72,092,659
Monolithic Power Systems, Inc.	223,337	62,447,259
NVIDIA Corp.	121,036	65,507,104
NXP Semiconductors NV	398,317	49,713,945
Skyworks Solutions, Inc.	376,611	54,796,901
SOITEC(a)	387,871	55,852,084
STMicroelectronics NV	2,077,397	63,714,161
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	825,783	66,946,228

		857,373,555

Software — 22.9%
Adobe, Inc.(a)(d)	112,009	54,932,574
Agora, Inc., ADR(a)(d)	530,914	22,818,684
Altium Ltd.	1,621,801	42,168,937
Atlassian Corp. PLC, Class A(a)(d)	283,212	51,485,109
Autodesk, Inc.(a)	206,202	47,634,724
Avalara, Inc.(a)	304,009	38,712,506
Cadence Design Systems, Inc.(a)	461,492	49,208,892
Crowdstrike Holdings, Inc., Class A(a)(d)	366,027	50,262,828
Databricks, Inc. (Acquired 07/24/20-09/02/20, cost $5,122,891)(a)(b)(c)	106,661	5,119,728
DocuSign, Inc.(a)	201,481	43,366,770
Elastic NV(a)	428,474	46,228,060
Fair Isaac Corp.(a)	102,713	43,692,056
Globant SA(a)	244,576	43,832,911
Intuit, Inc.	154,345	50,348,882
Kingdee International Software Group Co. Ltd.	18,961,000	49,456,046
Microsoft Corp.	1,012,178	212,891,399

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2020	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Palantir Technologies, Inc., Class A (Acquired 02/07/14, cost $1,200,009)(a)(c)	195,760	$1,767,713
Palantir Technologies, Inc., Class A(a)	48,940	464,930
Paycom Software, Inc.(a)	112,315	34,963,660
RingCentral, Inc., Class A(a)	202,316	55,557,997
salesforce.com, Inc.(a)	212,519	53,410,275
ServiceNow, Inc.(a)	138,199	67,026,515
Splunk, Inc.(a)(d)	237,341	44,650,962
SVMK, Inc.(a)	726,654	16,066,320
TeamViewer AG(a)(e)	808,310	39,865,958
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(b)(c)	2,241	3,405,767
Vertex, Inc., Class A(a)	134,223	3,087,129
Weimob, Inc.(a)(d)(e)	26,452,000	35,792,824
Xero Ltd.(a)	522,176	38,090,190
Zoom Video Communications, Inc., Class A(a)	97,166	45,678,708
Zscaler, Inc.(a)(d)	405,060	56,987,891

		1,348,976,945

Specialty Retail — 0.7%
Vroom, Inc.(a)(d)	812,107	42,050,901

Technology Hardware, Storage & Peripherals — 4.3%
Apple Inc.	2,187,408	253,323,721

Total Common Stocks — 93.3% (Cost: $3,195,424,581)		5,504,752,473

Preferred Securities

Preferred Stocks — 1.3%

Diversified Financial Services — 0.1%
TransferWise
Series A (Acquired 06/03/19, cost $1,569,103)(a)(b)(c)	17,742	2,221,831
Series B (Acquired 06/03/19, cost $450,607)(a)(b)(c)	5,095	638,047
Series C (Acquired 06/03/19, cost $251,969)(a)(b)(c)	2,849	356,780
Series D (Acquired 06/03/19, cost $69,694)(a)(b)(c)	788	98,681
Series E (Acquired 06/03/19, cost $7,429)(a)(b)(c)	84	10,519
TransferWise (Seed Preferred) (Acquired 06/03/19, cost $1,327,042)(a)(b)(c)	15,005	1,879,076

		5,204,934

Food Products — 0.1%
Farmer’s Business Network, Inc., Series F (Acquired 07/31/20, cost $6,419,592)(a)(b)(c)	194,200	6,420,252

Internet & Direct Marketing Retail — 0.2%
Postmates, Inc., Series F (Acquired 01/08/19, cost $6,260,003)(a)(b)(c)	784,550	9,971,631

Road & Rail — 0.1%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,492,260)(a)(b)(c)	125	1,284,656
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $1,080,592)(a)(b)(c)	39,400	1,929,812

		3,214,468

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.2%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(b)(c)	581,814	$2,687,981
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(b)(c)	184,153	10,224,174

		12,912,155

Software — 0.6%
Avidxchange, Inc. (Acquired 07/29/20, cost $3,798,430)(a)(b)(c)	77,500	3,798,275
C3 AI, Inc., Series H (Acquired 08/14/19, cost $5,995,815)(a)(b)(c)	1,190,000	6,318,900
Databricks, Inc., Series F (Acquired 10/22/19, cost $3,700,005)(a)(b)(c)	86,150	4,135,200
GitLab, Inc., Series E (Acquired 09/10/19, cost $5,163,325)(a)(b)(c)	277,160	5,917,366
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(b)(c)	2,371	6,846,337
Unqork, Inc., Series C (Acquired 09/18/20, cost $8,323,340)(a)(b)(c)	7,600	8,323,340

		35,339,418

Total Preferred Securities — 1.3% (Cost: $66,279,979)		73,062,858

Total Long-Term Investments — 94.6% (Cost: $3,261,704,560)		5,577,815,331

Short-Term Securities(f)(g)

Money Market Funds — 10.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%	334,231,401	334,231,401
SL Liquidity Series, LLC, Money Market Series, 0.25%(h)	281,290,097	281,402,613

Total Short-Term Securities — 10.4% (Cost: $615,537,112)		615,634,014

Total Investments — 105.0% (Cost: $3,877,241,672)		6,193,449,345

Liabilities in Excess of Other Assets — (5.0)%		(295,696,435)

Net Assets — 100.0%		$5,897,752,910

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $100,098,344, representing 1.7% of its net assets as of period end, and an original cost of $92,323,851.

(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Technology Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/19	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/20	Shares Held at 09/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$17,180,622	$317,050,779	(a)	$ —	$—	$—	$334,231,401	334,231,401	$617,982		$106
SL Liquidity Series, LLC, Money Market Series	145,579,337	135,839,680	(a)	—	(95,721)	79,317	281,402,613	281,290,097	2,490,108	(b)	—

					$(95,721)	$79,317	$615,634,014		$3,108,090		$106

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(10,900)	$—	$—	$—	$(10,900)
Options written	—	—	3,140,605	—	—	—	3,140,605

	$—	$—	$3,129,705	$—	$—	$—	$3,129,705

Net Change in Unrealized Appreciation (Depreciation) on
Options purchased(b)	$—	$—	$2,015	$—	$—	$—	$2,015
Options written	—	—	(2,295,938)	—	—	—	(2,295,938)

	$—	$—	$(2,293,923)	$—	$—	$—	$(2,293,923)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2020	BlackRock Technology Opportunities Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$160,441,361	$—	$—	$160,441,361
Banks	—	—	10,816,438	10,816,438
Chemicals	—	92,921,883	—	92,921,883
Diversified Consumer Services	114,847,336	—	—	114,847,336
Diversified Financial Services	16,632,779	—	5,468,168	22,100,947
Diversified Telecommunication Services	34,927,267	—	—	34,927,267
Entertainment	260,572,497	—	—	260,572,497
Equity Real Estate Investment Trusts (REITs)	28,148,374	—	—	28,148,374
Health Care Technology	47,684,042	34,540,424	—	82,224,466
Interactive Media & Services	361,453,746	202,536,011	—	563,989,757
Internet & Direct Marketing Retail	479,427,399	168,189,452	457,673	648,074,524
IT Services	730,091,746	91,913,618	—	822,005,364
Multiline Retail	65,484,779	—	—	65,484,779
Professional Services	48,130,197	—	—	48,130,197
Real Estate Management & Development	48,342,161	—	—	48,342,161
Semiconductors & Semiconductor Equipment	677,630,548	179,743,007	—	857,373,555
Software	1,133,309,782	207,141,668	8,525,495	1,348,976,945
Specialty Retail	42,050,901	—	—	42,050,901
Technology Hardware, Storage & Peripherals	253,323,721	—	—	253,323,721
Preferred Securities	—	—	73,062,858	73,062,858
Short-Term Securities
Money Market Funds	334,231,401	—	—	334,231,401

	$4,836,730,037	$976,986,063	$98,330,632	5,912,046,732

Investments Valued at NAV(a)				281,402,613

				$6,193,449,345

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total

Opening Balance, as of September 30, 2019	$4,466,728	$30,773,810	$35,240,538
Transfers into Level 3	—	—	—
Transfers out of Level 3	(1,490,223)	—	(1,490,223)
Accrued discounts/premiums	—	—	—
Other(a)	1,490,223	(1,490,223)	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	1,233,342	4,863,932	6,097,274
Purchases	19,567,704	38,915,339	58,483,043
Sales	—	—	—

Closing Balance, as of September 30, 2020	$25,267,774	$73,062,858	$98,330,632

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2020(c)	$1,233,342	$4,863,932	$6,097,274

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	BlackRock Technology Opportunities Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$25,267,774	Market	Revenue Multiple	8.00x - 10.64x	10.44x
			Recent Transactions	—	—
Preferred Securities(b)(c)	73,062,858		Revenue Multiple	2.50x - 21.50x	10.69x
		Market	Volatility	55% - 61%	60%
			Time to Exit	3.0 - 5.0	3.4
			Recent Transactions	—	—

	$98,330,632

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end September 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $2,687,981 changed to Option Pricing Model. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end September 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $15,450,734 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

September 30, 2020

	BlackRock Advantage Small Cap Growth Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$700,761,798	$9,506,188,377	$10,350,903,914	$5,577,815,331
Investments at value — affiliated(c)	79,180,053	421,820,380	413,517,804	615,634,014
Cash	13,003	—	—	—
Cash pledged:
Collateral — exchange-traded options written	—	—	—	200
Futures contracts	1,975,000	—	—	—
Foreign currency at value(d)	—	—	1,758	6,150
Receivables:
Investments sold	5,440,669	374,251	950,096	3,311,865
Securities lending income — affiliated	39,404	46,741	58,520	157,485
Capital shares sold	1,335,269	14,278,370	30,127,673	15,530,324
Dividends — affiliated	1,138	8,801	1,341	12,492
Dividends — unaffiliated	209,488	7,162,723	823,216	927,513
From the Manager	58,139	—	139,259	99,006
Deferred offering costs	—	—	—	20,176
Prepaid expenses	44,149	164,015	205,686	132,645

Total assets	789,058,110	9,950,043,658	10,796,729,267	6,213,647,201

LIABILITIES
Bank overdraft	—	—	—	10,295,388
Cash collateral on securities loaned at value	55,194,927	203,934,414	384,031,669	281,413,885
Payables:
Investments purchased	6,267,020	27,483,408	29,216,543	6,102,758
Administration fees	22,821	426,057	311,557	169,242
Capital shares redeemed	1,563,444	20,375,230	18,458,974	11,953,175
Investment advisory fees	198,210	5,214,841	5,160,237	3,540,406
Trustees’ and Officer’s fees	2,660	29,187	28,597	5,058
Other accrued expenses	665,774	2,938,987	2,859,830	1,782,283
Other affiliate fees	2,381	106,081	970	522
Service and distribution fees	53,283	1,379,299	647,027	631,574
Variation margin on futures contracts	46,229	—	—	—

Total liabilities	64,016,749	261,887,504	440,715,404	315,894,291

NET ASSETS	$725,041,361	$9,688,156,154	$10,356,013,863	$5,897,752,910

NET ASSETS CONSIST OF
Paid-in capital	$595,369,091	$5,625,155,875	$7,633,760,040	$3,523,839,346
Accumulated earnings	129,672,270	4,063,000,279	2,722,253,823	2,373,913,564

NET ASSETS	$725,041,361	$9,688,156,154	$10,356,013,863	$5,897,752,910

(a) Investments at cost — unaffiliated	$609,371,223	$5,783,464,352	$7,461,976,303	$3,261,704,560
(b) Securities loaned at value	$53,645,429	$200,861,229	$373,066,492	$271,046,299
(c) Investments at cost — affiliated	$79,159,689	$421,696,315	$413,399,994	$615,537,112
(d) Foreign currency at cost	$—	$—	$1,927	$6,298

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

September 30, 2020

	BlackRock Advantage Small Cap Growth Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund
NET ASSET VALUE
Institutional
Net assets	$508,084,448	$5,133,190,671	$6,003,279,994	$3,641,519,206

Shares outstanding	25,583,895	68,102,863	164,202,308	65,813,974

Net asset value	$19.86	$75.37	$36.56	$55.33

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Service
Net assets	$12,295,642	$40,252,150	$83,679,762	$50,710,262

Shares outstanding	769,533	561,943	2,539,617	971,544

Net asset value	$15.98	$71.63	$32.95	$52.20

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Investor A
Net assets	$168,456,533	$3,135,881,634	$1,917,773,037	$1,773,398,616

Shares outstanding	12,021,945	43,935,712	60,913,896	34,732,317

Net asset value	$14.01	$71.37	$31.48	$51.06

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Investor C
Net assets	$11,626,993	$773,522,046	$280,143,467	$317,791,914

Shares outstanding	2,115,439	12,603,062	11,574,638	7,473,905

Net asset value	$5.50	$61.38	$24.20	$42.52

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Class K
Net assets	$13,263,812	$344,821,629	$2,011,726,916	$75,426,044

Shares outstanding	667,765	4,567,020	54,875,688	1,362,496

Net asset value	$19.86	$75.50	$36.66	$55.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Class R
Net assets	$11,313,933	$260,488,024	$59,410,687	$38,906,868

Shares outstanding	808,564	3,746,135	1,925,644	757,388

Net asset value	$13.99	$69.54	$30.85	$51.37

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations

Year Ended September 30, 2020

	BlackRock Advantage Small Cap Growth Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,257,906	$90,766,023	$23,039,197	$11,834,544
Dividends — affiliated	54,495	894,474	1,326,119	617,982
Interest — unaffiliated	41	52	9,192	33
Securities lending income — affiliated — net	436,583	1,625,755	2,470,585	2,490,108
Foreign taxes withheld	(4,195)	(1,313,279)	(352,846)	(834,624)

Total investment income	4,744,830	91,973,025	26,492,247	14,108,043

EXPENSES
Investment advisory	2,839,830	54,843,910	45,769,022	25,793,417
Transfer agent — class specific	1,077,001	8,943,282	8,000,448	3,816,115
Service and distribution — class specific	688,157	16,396,533	6,735,726	5,033,545
Administration	264,859	2,842,195	2,503,558	1,239,289
Administration — class specific	126,196	1,632,904	1,422,489	661,766
Registration	107,795	272,071	1,232,918	334,221
Professional	79,046	168,856	109,443	140,388
Accounting services	71,934	493,935	435,581	222,331
Printing and postage	53,185	172,283	104,053	75,387
Custodian	28,345	202,646	87,452	231,422
Trustees and Officer	11,464	111,187	117,769	24,997
Offering	—	—	—	70,747
Recoupment of past waived and/or reimbursed fees — class specific	—	—	8,901	—
Miscellaneous	25,465	94,096	94,142	93,253

Total expenses	5,373,277	86,173,898	66,621,502	37,736,878
Less:
Fees waived and/or reimbursed by the Manager	(642,005)	(114,263)	(56,100)	(142,411)
Administration fees waived — class specific	(126,196)	—	(1,182,166)	(652,346)
Transfer agent fees waived and/or reimbursed — class specific	(765,849)	—	(2,466,563)	(1,415,795)

Total expenses after fees waived and/or reimbursed	3,839,227	86,059,635	62,916,673	35,526,326

Net investment income (loss)	905,603	5,913,390	(36,424,426)	(21,418,283)

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended September 30, 2020

	BlackRock Advantage Small Cap Growth Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	$41,183,657	$470,342,858	$(135,875,392)	$172,962,436
Investments — affiliated	(4,141)	(25,639)	(199,018)	(95,721)
Capital gain distributions from investment companies — affiliated	13	19	65	106
Options written	—	—	—	3,140,605
Futures contracts	3,354,539	—	—	—
Forward foreign currency exchange contracts	—	598,301	—	—
Foreign currency transactions	—	(299,635)	(4,397)	(57,065)
Payment by affiliate	—	5,622	—	—

	44,534,068	470,621,526	(136,078,742)	175,950,361

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	51,317,069	1,457,649,689	2,120,729,988	1,780,578,241
Investments — affiliated	12,987	95,877	5,299,499	79,317
Options written	—	—	—	(2,295,938)
Futures contracts	1,179,123	—	—	—
Forward foreign currency exchange contracts	—	(4,310,704)	—	—
Foreign currency translations	—	35,927	550	2,125

	52,509,179	1,453,470,789	2,126,030,037	1,778,363,745

Net realized and unrealized gain	97,043,247	1,924,092,315	1,989,951,295	1,954,314,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,948,850	$1,930,005,705	$1,953,526,869	$1,932,895,823

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Growth Fund		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$905,603	$1,807,638	$5,913,390	$14,156,658
Net realized gain	44,534,068	42,235,986	470,621,526	248,179,419
Net change in unrealized appreciation (depreciation)	52,509,179	(103,128,580)	1,453,470,789	(405,539,429)

Net increase (decrease) in net assets resulting from operations	97,948,850	(59,084,956)	1,930,005,705	(143,203,352)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(22,542,658)	(74,458,038)	(133,372,174)	(213,418,441)
Service	(796,771)	(2,791,794)	(1,566,602)	(2,760,129)
Investor A	(13,203,810)	(44,990,538)	(110,003,143)	(205,102,599)
Investor C	(3,146,455)	(9,282,270)	(32,853,783)	(64,666,685)
Class K	(278,739)	(350,176)	(8,869,488)	(9,775,861)
Class R	(1,135,168)	(4,253,264)	(9,076,173)	(17,068,915)

Decrease in net assets resulting from distributions to shareholders	(41,103,601)	(136,126,080)	(295,741,363)	(512,792,630)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	40,892,198	19,995,066	1,182,928,419	387,357,211

NET ASSETS
Total increase (decrease) in net assets	97,737,447	(175,215,970)	2,817,192,761	(268,638,771)
Beginning of year	627,303,914	802,519,884	6,870,963,393	7,139,602,164

End of year	$725,041,361	$627,303,914	$9,688,156,154	$6,870,963,393

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Technology Opportunities Fund
	Year Ended September 30,		Year Ended September 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(36,424,426)	$(15,689,683)	$(21,418,283)	$(8,157,876)
Net realized gain (loss)	(136,078,742)	28,921,072	175,950,361	(61,661,485)
Net change in unrealized appreciation (depreciation)	2,126,030,037	264,145,012	1,778,363,745	132,051,456

Net increase in net assets resulting from operations	1,953,526,869	277,376,401	1,932,895,823	62,232,095

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(11,711,597)	(46,726,775)	(17,084,274)	(6,001,514)
Service	(273,908)	(1,401,342)	(352,518)	(157,877)
Investor A	(6,421,423)	(34,767,549)	(11,380,166)	(6,288,805)
Investor C	(1,289,821)	(7,179,094)	(3,074,126)	(1,647,499)
Class K	(3,237,003)	(6,780,414)	—	—
Class R	(199,360)	(1,021,014)	(319,966)	(145,876)

Decrease in net assets resulting from distributions to shareholders	(23,133,112)	(97,876,188)	(32,211,050)	(14,241,571)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,425,268,658	2,596,390,711	2,099,939,457	465,131,159

NET ASSETS
Total increase in net assets	5,355,662,415	2,775,890,924	4,000,624,230	513,121,683
Beginning of year	5,000,351,448	2,224,460,524	1,897,128,680	1,384,006,997

End of year	$10,356,013,863	$5,000,351,448	$5,897,752,910	$1,897,128,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund

	Institutional

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.01	$23.65	$21.37	$17.94	$17.82

Net investment income(a)	0.05	0.07	0.07	0.07	0.03
Net realized and unrealized gain (loss)	2.84	(2.03)	4.48	3.37	1.11

Net increase (decrease) from investment operations	2.89	(1.96)	4.55	3.44	1.14

Distributions(b)
From net investment income	(0.07)	(0.05)	(0.09)	(0.01)	—
From net realized gain	(0.97)	(3.63)	(2.18)	—	(1.02)

Total distributions	(1.04)	(3.68)	(2.27)	(0.01)	(1.02)

Net asset value, end of year	$19.86	$18.01	$23.65	$21.37	$17.94

Total Return(c)
Based on net asset value	16.32%	(6.80)%	23.62%	19.18%	6.81%

Ratios to Average Net Assets
Total expenses	0.73%	0.74%	0.82%	0.77%	0.86%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.56%	0.86%

Net investment income	0.25%	0.40%	0.32%	0.34%	0.20%

Supplemental Data
Net assets, end of year (000)	$508,084	$396,388	$502,400	$533,904	$490,215

Portfolio turnover rate	126%	120%	129%	100%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Service

	Year Ended September 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.68		$20.07	$18.46	$15.53	$15.55

Net investment income (loss)(a)	0.00	(b)	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.30		(1.76)	3.81	2.92	0.97

Net increase (decrease) from investment operations	2.30		(1.74)	3.82	2.93	0.96

Distributions(c)
From net investment income	(0.03)		(0.02)	(0.03)	—	—
From net realized gain	(0.97)		(3.63)	(2.18)	—	(0.98)

Total distributions	(1.00)		(3.65)	(2.21)	—	(0.98)

Net asset value, end of year	$15.98		$14.68	$20.07	$18.46	$15.53

Total Return(d)
Based on net asset value	15.99%		(6.98)%	23.27%	18.87%	6.57%

Ratios to Average Net Assets
Total expenses	1.00%		1.00%	1.02%	1.04%	1.13	%(e)

Total expenses after fees waived and/or reimbursed	0.75%		0.75%	0.75%	0.82%	1.13%

Net investment income (loss)	0.00	%(f)	0.15%	0.07%	0.07%	(0.07)%

Supplemental Data
Net assets, end of year (000)	$12,296		$11,715	$15,257	$9,545	$12,054

Portfolio turnover rate	126%		120%	129%	100%	103%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A

	Year Ended September 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$12.98		$18.25	$16.97	$14.28	$14.38

Net investment income (loss)(a)	0.00	(b)	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04		(1.65)	3.47	2.68	0.88

Net increase (decrease) from investment operations	2.04		(1.63)	3.48	2.69	0.87

Distributions(c)
From net investment income	(0.04)		(0.01)	(0.02)	—	—
From net realized gain	(0.97)		(3.63)	(2.18)	—	(0.97)

Total distributions	(1.01)		(3.64)	(2.20)	—	(0.97)

Net asset value, end of year	$14.01		$12.98	$18.25	$16.97	$14.28

Total Return(d)
Based on net asset value	16.03%		(7.05)%	23.27%	18.84%	6.57%

Ratios to Average Net Assets
Total expenses	1.02%		1.00%	1.11%	1.07%	1.14%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%	0.75%	0.82%	1.14%

Net investment income (loss)	0.00	%(e)	0.15%	0.06%	0.07%	(0.09)%

Supplemental Data
Net assets, end of year (000)	$168,457		$178,847	$223,619	$198,777	$250,357

Portfolio turnover rate	126%		120%	129%	100%	103%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Amount is less than 0.005%.

See notes to financial statements.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor C

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$5.66	$10.34	$10.48	$8.88	$9.37

Net investment loss(a)	(0.04)	(0.04)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.86	(1.07)	1.98	1.67	0.56

Net increase (decrease) from investment operations	0.82	(1.11)	1.91	1.60	0.48

Distributions(b)
From net investment income	(0.01)	—	—	—	—
From net realized gain(b)	(0.97)	(3.57)	(2.05)	—	(0.97)

Total distributions	(0.98)	(3.57)	—	—	—

Net asset value, end of year	$5.50	$5.66	$10.34	$10.48	$8.88

Total Return(c)
Based on net asset value	15.18%	(7.78)%	22.36%	18.02%	5.72%

Ratios to Average Net Assets
Total expenses	1.80%	1.77%	1.93%	1.85%	1.95%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.57%	1.95%

Net investment loss	(0.74)%	(0.62)%	(0.69)%	(0.69)%	(0.90)%

Supplemental Data
Net assets, end of year (000)	$11,627	$19,205	$35,847	$19,605	$23,689

Portfolio turnover rate	126%	120%	129%	100%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K
	Year Ended September 30,		Period from 01/25/18 to 09/30/18	(a)
	2020	2019

Net asset value, beginning of period	$18.01	$23.65	$20.82

Net investment income(b)	0.05	0.09	0.05
Net realized and unrealized gain (loss)	2.85	(2.04)	2.78

Net increase (decrease) from investment operations	2.90	(1.95)	2.83

Distributions(c)
From net investment income	(0.08)	(0.06)	—
From net realized gain	(0.97)	(3.63)	—

Total distributions	(1.05)	(3.69)	—

Net asset value, end of period	$19.86	$18.01	$23.65

Total Return(d)
Based on net asset value	16.37%	(6.75)%	13.59	%(e)

Ratios to Average Net Assets
Total expenses	0.58%	0.60%	0.67	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45	%(f)

Net investment income	0.27%	0.52%	0.30	%(f)

Supplemental Data
Net assets, end of period (000)	$13,264	$5,131	$2,221

Portfolio turnover rate	126%	120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class R
	Year Ended September 30,		Period from 03/02/18	(a)
	2020	2019	to 09/30/18

Net asset value, beginning of period	$12.96	$18.22	$15.55

Net investment loss(b)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	2.03	(1.64)	2.69

Net increase (decrease) from investment operations	2.00	(1.65)	2.67

Distributions from net realized gain(c)	(0.97)	(3.61)	—

Net asset value, end of period	$13.99	$12.96	$18.22

Total Return(d)
Based on net asset value	15.75%	(7.27)%	17.17	%(e)

Ratios to Average Net Assets
Total expenses	1.27%	1.30%	1.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00	%(f)

Net investment loss	(0.24)%	(0.10)%	(0.20	)%(f)

Supplemental Data
Net assets, end of period (000)	$11,314	$16,019	$23,175

Portfolio turnover rate	126%	120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.39%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional

	Year Ended September 30,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$61.55		$67.67		$57.28	$50.30	$52.51

Net investment income(a)	0.19		0.28		0.24	0.14	0.13
Net realized and unrealized gain (loss)	16.26		(1.64)		12.18	7.92	3.87

Net increase (decrease) from investment operations	16.45		(1.36)		12.42	8.06	4.00

Distributions(b)
From net investment income	(0.32)		(0.23)		(0.02)	—	(0.77)
From net realized gain	(2.31)		(4.53)		(2.01)	(1.08)	(5.44)

Total distributions	(2.63)		(4.76)		(2.03)	(1.08)	(6.21)

Net asset value, end of year	$75.37		$61.55		$67.67	$57.28	$50.30

Total Return(c)
Based on net asset value	27.34	%(d)	(1.84)%		22.47%	16.53%	7.99%

Ratios to Average Net Assets
Total expenses	0.85%		0.85	%(e)	0.87%	0.89%	0.90	%(e)

Total expenses after fees waived and/or reimbursed	0.85%		0.84	%(e)	0.86%	0.89%	0.90	%(e)

Net investment income	0.28%		0.45	%(e)	0.40%	0.27%	0.25	%(e)

Supplemental Data
Net assets, end of year (000)	$5,133,191		$3,095,352		$2,944,146	$2,190,418	$1,544,880

Portfolio turnover rate	28%		41%		39%	39%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	—%	—%	0.01%

See notes to financial statements.

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service

	Year Ended September 30,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$58.66		$64.73		$54.90	$48.39	$50.77

Net investment income (loss)(a)	(0.01)		0.08		0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	15.48		(1.57)		11.67	7.60	3.74

Net increase (decrease) from investment operations	15.47		(1.49)		11.72	7.59	3.73

Distributions(b)
From net investment income	(0.19)		(0.05)		—	—	(0.67)
From net realized gain	(2.31)		(4.53)		(1.89)	(1.08)	(5.44)

Total distributions	(2.50)		(4.58)		(1.89)	(1.08)	(6.11)

Net asset value, end of year	$71.63		$58.66		$64.73	$54.90	$48.39

Total Return(c)
Based on net asset value	26.96	%(d)	(2.16)%		22.10%	16.20%	7.69%

Ratios to Average Net Assets
Total expenses	1.15%		1.15	%(e)	1.17%	1.17%	1.17	%(e)

Total expenses after fees waived and/or reimbursed	1.15%		1.15	%(e)	1.16%	1.17%	1.17	%(e)

Net investment income (loss)	(0.02)%		0.14	%(e)	0.10%	(0.02)%	(0.03	)%(e)

Supplemental Data
Net assets, end of year (000)	$40,252		$34,708		$39,325	$33,231	$31,917

Portfolio turnover rate	28%		41%		39%	39%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	—%	—%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Year Ended September 30,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$58.45		$64.50		$54.70	$48.22	$50.61

Net investment income (loss)(a)	0.01		0.10		0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss)	15.42		(1.56)		11.63	7.57	3.73

Net increase (decrease) from investment operations	15.43		(1.46)		11.69	7.56	3.72

Distributions(b)
From net investment income	(0.20)		(0.06)		—	—	(0.67)
From net realized gain	(2.31)		(4.53)		(1.89)	(1.08)	(5.44)

Total distributions	(2.51)		(4.59)		(1.89)	(1.08)	(6.11)

Net asset value, end of year	$71.37		$58.45		$64.50	$54.70	$48.22

Total Return(c)
Based on net asset value	26.99	%(d)	(2.11)%		22.13%	16.20%	7.70%

Ratios to Average Net Assets
Total expenses	1.11%		1.12	%(e)	1.15%	1.17%	1.18	%(e)

Total expenses after fees waived and/or reimbursed	1.11%		1.12	%(e)	1.14%	1.17%	1.18	%(e)

Net investment income (loss)	0.01%		0.17	%(e)	0.11%	(0.02)%	(0.03	)%(e)

Supplemental Data
Net assets, end of year (000)	$3,135,882		$2,598,888		$2,767,303	$2,597,901	$2,701,948

Portfolio turnover rate	28%		41%		39%	39%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	—%	—%	0.01%

See notes to financial statements.

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C

	Year Ended September 30,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$50.74		$56.55		$48.54	$43.22	$46.05

Net investment loss(a)	(0.40)		(0.28)		(0.30)	(0.33)	(0.32)
Net realized and unrealized gain (loss)	13.34		(1.38)		10.20	6.73	3.37

Net increase (decrease) from investment operations	12.94		(1.66)		9.90	6.40	3.05

Distributions(b)
From net investment income	—		—		—	—	(0.44)
From net realized gain	(2.30)		(4.15)		(1.89)	(1.08)	(5.44)

Total distributions	(2.30)		(4.15)		(1.89)	(1.08)	(5.88)

Net asset value, end of year	$61.38		$50.74		$56.55	$48.54	$43.22

Total Return(c)
Based on net asset value	26.09	%(d)	(2.82)%		21.22%	15.37%	6.92%

Ratios to Average Net Assets
Total expenses	1.85%		1.85	%(e)	1.87%	1.90%	1.90	%(e)

Total expenses after fees waived and/or reimbursed	1.85%		1.85	%(e)	1.87%	1.90%	1.90	%(e)

Net investment loss	(0.72)%		(0.56	)%(e)	(0.61)%	(0.75)%	(0.75	)%(e)

Supplemental Data
Net assets, end of year (000)	$773,522		$745,636		$1,017,205	$954,780	$1,130,051

Portfolio turnover rate	28%		41%		39%	39%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	—%	—%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K
	Year Ended September 30,						Period from 06/08/16 to 09/30/16	(a)
	2020		2019		2018	2017

Net asset value, beginning of period	$61.63		$67.75		$57.37	$50.32	$49.82

Net investment income(b)	0.27		0.34		0.32	0.26	0.09
Net realized and unrealized gain (loss)	16.28		(1.65)		12.17	7.87	0.41

Net increase (decrease) from investment operations	16.55		(1.31)		12.49	8.13	0.50

Distributions(c)
From net investment income	(0.37)		(0.28)		(0.10)	—	—
From net realized gain	(2.31)		(4.53)		(2.01)	(1.08)	—

Total distributions	(2.68)		(4.81)		(2.11)	(1.08)	—

Net asset value, end of period	$75.50		$61.63		$67.75	$57.37	$50.32

Total Return(d)
Based on net asset value	27.47	%(e)	(1.75)%		22.58%	16.67%	1.00	%(f)

Ratios to Average Net Assets
Total expenses	0.75%		0.75	%(g)	0.77%	0.78%	0.82	%(g)

Total expenses after fees waived and/or reimbursed	0.75%		0.75	%(g)	0.76%	0.78%	0.82	%(g)

Net investment income	0.39%		0.55	%(g)	0.53%	0.47%	0.54	%(g)

Supplemental Data
Net assets, end of period (000)	$344,822		$171,517		$130,129	$48,253	$2,495

Portfolio turnover rate	28%		41%		39%	39%	50	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,				Period from 06/08/16(a) to 09/30/16
	2020	2019	2018	2017
Investments in underlying funds	—%	0.01%	—%	—%	0.01%

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R

	Year Ended September 30,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$57.05		$63.09		$53.71	$47.51	$50.04

Net investment loss(a)	(0.20)		(0.09)		(0.11)	(0.16)	(0.17)
Net realized and unrealized gain (loss)	15.05		(1.53)		11.38	7.44	3.68

Net increase (decrease) from investment operations	14.85		(1.62)		11.27	7.28	3.51

Distributions(b)
From net investment income	(0.05)		—		—	—	(0.60)
From net realized gain	(2.31)		(4.42)		(1.89)	(1.08)	(5.44)

Total distributions	(2.36)		(4.42)		(1.89)	(1.08)	(6.04)

Net asset value, end of year	$69.54		$57.05		$63.09	$53.71	$47.51

Total Return(c)
Based on net asset value	26.60	%(d)	(2.44)%		21.75%	15.85%	7.33%

Ratios to Average Net Assets
Total expenses	1.45%		1.45	%(e)	1.46%	1.49%	1.51	%(e)

Total expenses after fees waived and/or reimbursed	1.45%		1.45	%(e)	1.46%	1.49%	1.51	%(e)

Net investment loss	(0.32)%		(0.15	)%(e)	(0.20)%	(0.33)%	(0.35	)%(e)

Supplemental Data
Net assets, end of year (000)	$260,488		$224,862		$241,495	$198,426	$172,640

Portfolio turnover rate	28%		41%		39%	39%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	—%	—%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$28.68	$27.87	$22.10		$17.87		$16.42

Net investment loss(a)	(0.14)	(0.09)	(0.11)		(0.05	)(b)	(0.12)
Net realized and unrealized gain	8.14	1.95	6.63		4.28		2.00

Net increase from investment operations	8.00	1.86	6.52		4.23		1.88

Distributions from net realized gain(c)	(0.12)	(1.05)	(0.75)		—		(0.43)

Net asset value, end of year	$36.56	$28.68	$27.87		$22.10		$17.87

Total Return(d)
Based on net asset value	27.98%	7.43%	30.34%		23.67%		11.60%

Ratios to Average Net Assets
Total expenses	0.85%	0.87%	0.93	%(e)	1.08	%(e)	1.11	%(e)

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.86%		1.08%		1.08%

Net investment loss	(0.43)%	(0.34)%	(0.45)%		(0.25	)%(b)	(0.71)%

Supplemental Data
Net assets, end of year (000)	$6,003,280	$2,700,531	$1,063,328		$278,701		$99,759

Portfolio turnover rate	35%	38%	43%		59%		81%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	0.93%	1.07%	1.10%

See notes to financial statements.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$25.92	$25.30	$20.18		$16.35		$15.00

Net investment loss(a)	(0.19)	(0.15)	(0.17)		(0.12	)(b)	(0.13)
Net realized and unrealized gain	7.34	1.76	6.04		3.95		1.82

Net increase from investment operations	7.15	1.61	5.87		3.83		1.69

Distributions from net realized gain(c)	(0.12)	(0.99)	(0.75)		—		(0.34)

Net asset value, end of year	$32.95	$25.92	$25.30		$20.18		$16.35

Total Return(d)
Based on net asset value	27.68%	7.15%	30.03%		23.43%		11.39%

Ratios to Average Net Assets
Total expenses	1.11%	1.16%	1.25	%(e)	1.29%		1.26	%(e)

Total expenses after fees waived and/or reimbursed	1.05%	1.05%	1.12%		1.29%		1.25%

Net investment loss	(0.67)%	(0.59)%	(0.73)%		(0.67	)%(b)	(0.88)%

Supplemental Data
Net assets, end of year (000)	$83,680	$61,293	$33,768		$12,718		$1,343

Portfolio turnover rate	35%	38%	43%		59%		81%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expenseratios	N/A	N/A	1.25%	N/A	1.24%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$24.78	$24.22	$19.30		$15.66		$14.43

Net investment loss(a)	(0.18)	(0.14)	(0.18)		(0.10	)(b)	(0.15)
Net realized and unrealized gain	7.00	1.68	5.79		3.74		1.76

Net increase from investment operations	6.82	1.54	5.61		3.64		1.61

Distributions from net realized gain(c)	(0.12)	(0.98)	(0.69)		—		(0.38)

Net asset value, end of year	$31.48	$24.78	$24.22		$19.30		$15.66

Total Return(d)
Based on net asset value	27.61%	7.17%	29.98%		23.24%		11.29%

Ratios to Average Net Assets
Total expenses	1.14%	1.16%	1.29	%(e)	1.41	%(e)	1.45%

Total expenses after fees waived and/or reimbursed	1.05%	1.05%	1.19%		1.39%		1.39%

Net investment loss	(0.67)%	(0.58)%	(0.82)%		(0.59	)%(b)	(1.02)%

Supplemental Data
Net assets, end of year (000)	$1,917,773	$1,335,467	$801,263		$525,736		$394,544

Portfolio turnover rate	35%	38%	43%		59%		81%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	1.26%	1.39%	N/A

See notes to financial statements.

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$19.21	$19.04	$15.36		$12.55		$11.68

Net investment loss(a)	(0.30)	(0.24)	(0.26)		(0.18	)(b)	(0.20)
Net realized and unrealized gain	5.41	1.28	4.57		2.99		1.41

Net increase from investment operations	5.11	1.04	4.31		2.81		1.21

Distributions from net realized gain(c)	(0.12)	(0.87)	(0.63)		—		(0.34)

Net asset value, end of year	$24.20	$19.21	$19.04		$15.36		$12.55

Total Return(d)
Based on net asset value	26.72%	6.33%	29.05%		22.39%		10.48%

Ratios to Average Net Assets
Total expenses	1.84%	1.86%	1.94	%(e)	2.11	%(e)	2.14	%(e)

Total expenses after fees waived and/or reimbursed	1.80%	1.80%	1.88%		2.10%		2.12%

Net investment loss	(1.42)%	(1.33)%	(1.49)%		(1.30	)%(b)	(1.75)%

Supplemental Data
Net assets, end of year (000)	$280,143	$209,923	$164,083		$72,814		$52,723

Portfolio turnover rate	35%	38%	43%		59%		81%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	1.94%	2.10%	2.13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K

	Year Ended September 30,								Period from 03/28/16 to 09/30/16	(a)
	2020		2019		2018		2017

Net asset value, beginning of period	$28.74		$27.93		$22.14		$17.88		$15.57

Net investment loss(b)	(0.12)		(0.09)		(0.07)		(0.03	)(c)	(0.05)
Net realized and unrealized gain	8.16		1.96		6.62		4.29		2.36

Net increase from investment operations	8.04		1.87		6.55		4.26		2.31

Distributions from net realized gain(d)	(0.12)		(1.06)		(0.76)		—		—

Net asset value, end of period	$36.66		$28.74		$27.93		$22.14		$17.88

Total Return(e)
Based on net asset value	28.06%		7.47%		30.46%		23.83%		14.84	%(f)

Ratios to Average Net Assets
Total expenses	0.73	%(g)	0.76	%(g)	0.80	%(g)	0.95%		0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.73%		0.75%		0.76%		0.95%		0.97	%(h)

Net investment loss	(0.36)%		(0.31)%		(0.29)%		(0.17	)%(c)	(0.59	)%(h)

Supplemental Data
Net assets, end of period (000)	$2,011,727		$652,138		$139,138		$4,103		$230

Portfolio turnover rate	35%		38%		43%		59%		81	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,				Period from 03/28/2016(a) to 09/30/16
	2020	2019	2018	2017
Expense ratios	0.73%	0.75%	0.80%	N/A	N/A

(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R

	Year Ended September 30,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$24.34	$23.83	$19.02		$15.47		$14.27

Net investment loss(a)	(0.24)	(0.19)	(0.22)		(0.14	)(b)	(0.18)
Net realized and unrealized gain	6.87	1.65	5.69		3.69		1.72

Net increase from investment operations	6.63	1.46	5.47		3.55		1.54

Distributions from net realized gain(c)	(0.12)	(0.95)	(0.66)		—		(0.34)

Net asset value, end of year	$30.85	$24.34	$23.83		$19.02		$15.47

Total Return(d)
Based on net asset value	27.33%	6.89%	29.63%		22.95%		10.94%

Ratios to Average Net Assets
Total expenses	1.45%	1.47%	1.59	%(e)	1.76%		1.78%

Total expenses after fees waived and/or reimbursed	1.30%	1.30%	1.43%		1.65%		1.65%

Net investment loss	(0.92)%	(0.83)%	(1.05)%		(0.86	)%(b)	(1.28)%

Supplemental Data
Net assets, end of year (000)	$59,411	$40,999	$22,880		$10,177		$7,646

Portfolio turnover rate	35%	38%	43%		59%		81%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	1.58%	N/A	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$32.63		$31.83		$25.64		$19.18		$15.61

Net investment loss(a)	(0.22)		(0.10)		(0.09)		(0.12)		(0.08)
Net realized and unrealized gain	23.43		1.20		8.25		6.78		3.65

Net increase from investment operations	23.21		1.10		8.16		6.66		3.57

Distributions from net realized gain(b)	(0.51)		(0.30)		(1.97)		(0.20)		—

Net asset value, end of year	$55.33		$32.63		$31.83		$25.64		$19.18

Total Return(c)
Based on net asset value	72.07%		3.63%		34.02%		35.13%		22.87%

Ratios to Average Net Assets
Total expenses	0.98	%(d)	1.02	%(d)	1.10	%(d)	1.22	%(e)	1.27%

Total expenses after fees waived and/or reimbursed	0.92	%(d)	0.92	%(d)	0.99	%(d)	1.21%		1.23%

Net investment loss	(0.50	)%(d)	(0.32	)%(d)	(0.32	)%(d)	(0.54)%		(0.49)%

Supplemental Data
Net assets, end of year (000)	$3,641,519		$1,033,286		$584,654		$147,796		$78,179

Portfolio turnover rate	27%		33%		49%		51%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$30.88		$30.22		$24.44		$18.34		$14.96

Net investment loss(a)	(0.30)		(0.17)		(0.15)		(0.16)		(0.12)
Net realized and unrealized gain	22.13		1.13		7.85		6.46		3.50

Net increase from investment operations	21.83		0.96		7.70		6.30		3.38

Distributions from net realized gain(b)	(0.51)		(0.30)		(1.92)		(0.20)		—

Net asset value, end of year	$52.20		$30.88		$30.22		$24.44		$18.34

Total Return(c)
Based on net asset value	71.68%		3.36%		33.74%		34.77%		22.59%

Ratios to Average Net Assets
Total expenses	1.19	%(d)	1.25	%(d)(e)	1.37	%(d)	1.48	%(e)	1.49%

Total expenses after fees waived and/or reimbursed	1.17	%(d)	1.17	%(d)	1.22	%(d)	1.47%		1.49%

Net investment loss	(0.74	)%(d)	(0.57	)%(d)	(0.55	)%(d)	(0.77)%		(0.74)%

Supplemental Data
Net assets, end of year (000)	$50,710		$20,429		$15,208		$6,312		$2,583

Portfolio turnover rate	27%		33%		49%		51%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A

	Year Ended September 30,
	2020		2019		2018		2017	2016

Net asset value, beginning of year	$30.22		$29.58		$23.95		$17.98	$14.68

Net investment loss(a)	(0.29)		(0.17)		(0.16)		(0.17)	(0.13)
Net realized and unrealized gain	21.64		1.11		7.69		6.34	3.43

Net increase from investment operations	21.35		0.94		7.53		6.17	3.30

Distributions from net realized gain(b)	(0.51)		(0.30)		(1.90)		(0.20)	—

Net asset value, end of year	$51.06		$30.22		$29.58		$23.95	$17.98

Total Return(c)
Based on net asset value	71.65%		3.36%		33.70%		34.74%	22.48%

Ratios to Average Net Assets
Total expenses	1.25	%(d)	1.29	%(d)	1.38	%(d)(e)	1.50%	1.56	%(e)

Total expenses after fees waived and/or reimbursed	1.17	%(d)	1.17	%(d)	1.26	%(d)	1.49%	1.55%

Net investment loss	(0.74	)%(d)	(0.58	)%(d)	(0.59	)%(d)	(0.83)%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$1,773,399		$672,110		$627,626		$271,307	$180,658

Portfolio turnover rate	27%		33%		49%		51%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	1.37%	N/A	1.55%

See notes to financial statements.

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C

	Year Ended September 30,
	2020		2019		2018		2017	2016

Net asset value, beginning of year	$25.43		$25.13		$20.72		$15.70	$12.92

Net investment loss(a)	(0.48)		(0.32)		(0.31)		(0.28)	(0.22)
Net realized and unrealized gain	18.08		0.92		6.57		5.50	3.00

Net increase from investment operations	17.60		0.60		6.26		5.22	2.78

Distributions from net realized gain(b)	(0.51)		(0.30)		(1.85)		(0.20)	—

Net asset value, end of year	$42.52		$25.43		$25.13		$20.72	$15.70

Total Return(c)
Based on net asset value	70.39%		2.60%		32.68%		33.73%	21.52%

Ratios to Average Net Assets
Total expenses	1.98	%(d)	2.02	%(d)	2.10	%(d)(e)	2.27%	2.35%

Total expenses after fees waived and/or reimbursed	1.92	%(d)	1.92	%(d)	2.01	%(d)	2.25%	2.35%

Net investment loss	(1.49	)%(d)	(1.33	)%(d)	(1.34	)%(d)	(1.59)%	(1.61)%

Supplemental Data
Net assets, end of year (000)	$317,792		$152,505		$142,942		$76,957	$56,707

Portfolio turnover rate	27%		33%		49%		51%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	2.09%	N/A	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class K
	Period from 12/10/19 to 09/30/20	(a)

Net asset value, beginning of period	$34.59

Net investment loss(b)		(0.16)
Net realized and unrealized gain	20.93

Net increase from investment operations	20.77

Net asset value, end of period	$55.36

Total Return(c)
Based on net asset value	60.05	%(d)

Ratios to Average Net Assets
Total expenses	0.87	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.86	%(e)(f)

Net investment loss	(0.46	)%(e)(f)

Supplemental Data
Net assets, end of period (000)	$75,426

Portfolio turnover rate	27	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R

	Year Ended September 30,
	2020		2019		2018		2017	2016

Net asset value, beginning of year	$30.48		$29.90		$24.20		$18.21	$14.92

Net investment loss(a)	(0.38)		(0.24)		(0.23)		(0.23)	(0.17)
Net realized and unrealized gain	21.78		1.12		7.78		6.42	3.46

Net increase from investment operations	21.40		0.88		7.55		6.19	3.29

Distributions from net realized gain(b)	(0.51)		(0.30)		(1.85)		(0.20)	—

Net asset value, end of year	$51.37		$30.48		$29.90		$24.20	$18.21

Total Return(c)
Based on net asset value	71.20%		3.12%		33.35%		34.41%	22.05%

Ratios to Average Net Assets
Total expenses	1.57	%(d)	1.60	%(d)	1.69	%(d)	1.81%	1.85	%(e)

Total expenses after fees waived and/or reimbursed	1.42	%(d)	1.42	%(d)	1.53	%(d)	1.77%	1.83%

Net investment loss	(0.99	)%(d)	(0.83	)%(d)	(0.87	)%(d)	(1.11)%	(1.09)%

Supplemental Data
Net assets, end of year (000)	$38,907		$18,799		$13,577		$9,700	$6,054

Portfolio turnover rate	27%		33%		49%		51%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Expense ratios	N/A	N/A	N/A	N/A	1.84%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years	(c)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Advantage Small Cap Growth
Barclays Capital, Inc.	$591,728	$(591,728)	$—
Citigroup Global Markets, Inc.	10,593,667	(10,593,667)	—
Credit Suisse Securities (USA) LLC	7,058,720	(7,058,720)	—
Deutsche Bank Securities, Inc.	1,082,936	(1,082,936)	—
Goldman Sachs & Co.	7,004,876	(7,004,876)	—
J.P. Morgan Securities LLC	13,536,679	(13,536,679)	—
Jefferies LLC	519,088	(519,088)	—
National Financial Services LLC	4,366,854	(4,366,854)	—
State Street Bank & Trust Co.	2,247,534	(2,247,534)	—
TD Prime Services LLC	6,461,750	(6,461,750)	—
UBS Securities LLC	181,597	(181,597)	—

	$53,645,429	$(53,645,429)	$—

Health Sciences Opportunities
Barclays Capital, Inc.	$251,100	$(251,100)	$—
Citigroup Global Markets, Inc.	67,632,764	(67,632,764)	—
Credit Suisse Securities (USA) LLC	2,612,442	(2,612,442)	—
Deutsche Bank Securities, Inc.	1,016,155	(1,016,155)	—
Goldman Sachs & Co.	1,681,488	(1,681,488)	—
J.P. Morgan Securities LLC	43,635,761	(43,635,761)	—
Jefferies LLC	615,060	(615,060)	—
Morgan Stanley & Co. LLC	67,045,354	(67,045,354)	—
National Financial Services LLC	10,977,805	(10,977,805)	—
State Street Bank & Trust Co.	1,105,939	(1,105,939)	—
TD Prime Services LLC	4,287,361	(4,287,361)	—

	$200,861,229	$(200,861,229)	$—

Mid-Cap Growth Equity
Citigroup Global Markets, Inc.	$34,521,818	$(34,521,818)	$—
Credit Suisse Securities (USA) LLC	54,477,995	(54,477,995)	—
Goldman Sachs & Co.	2,810,934	(2,810,934)	—
J.P. Morgan Securities LLC	206,852,206	(206,852,206)	—
Morgan Stanley & Co. LLC	52,585,640	(52,585,640)	—
National Financial Services LLC	6,083,602	(6,083,602)	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Mid-Cap Growth Equity (continued)
State Street Bank & Trust Co.	$5,571,008	$(5,571,008)	$—
TD Prime Services LLC	10,163,289	(10,163,289)	—

	$373,066,492	$(373,066,492)	$—

Technology Opportunities
Barclays Capital, Inc.	$3,870,858	$(3,870,858)	$—
BofA Securities, Inc.	135,312	(135,312)	—
Citigroup Global Markets, Inc.	53,456,786	(53,456,786)	—
Credit Suisse Securities (USA) LLC	26,385,918	(26,385,918)	—
J.P. Morgan Securities LLC	115,706,190	(115,706,190)	—
Jefferies LLC	11,616,434	(11,616,434)	—
National Financial Services LLC	32,034,433	(32,034,433)	—
State Street Bank & Trust Co.	3,819,501	(3,819,501)	—
TD Prime Services LLC	24,020,867	(24,020,867)	—

	$271,046,299	$(271,046,299)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

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Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage Small Cap Growth	Mid-Cap Growth Equity	Technology Opportunities
First $1 billion	0.450%	0.700%	0.820%
$1 billion - $3 billion	0.420	0.660	0.770
$3 billion - $5 billion	0.410	0.630	0.740
$5 billion - $10 billion	0.390	0.610	0.710
Greater than $10 billion	0.380	0.600	0.700

Investment Advisory Fees

Average Daily Net Assets	Health Sciences Opportunities
First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
$3 billion - $10 billion	0.650
Greater than $10 billion(a)	0.640

(a)	Effective June 1, 2020.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Advantage Small Cap Growth	$30,498	$419,798	$170,569	$67,292	$688,157
Health Sciences Opportunities	101,211	7,278,983	7,805,909	1,210,430	16,396,533
Mid-Cap Growth Equity	174,714	3,937,537	2,387,761	235,714	6,735,726
Technology Opportunities	79,019	2,657,034	2,160,128	137,364	5,033,545

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Growth	$ 82,495	$ 2,438	$ 33,565	$ 3,416	$ 1,592	$ 2,690	$ 126,196
Health Sciences Opportunities	785,331	8,088	581,628	155,999	53,499	48,359	1,632,904
Mid-Cap Growth Equity	792,820	13,962	314,477	47,687	244,131	9,412	1,422,489
Technology Opportunities	386,504	6,299	211,858	43,098	8,528	5,479	661,766

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Total
Advantage Small Cap Growth	$ 3,138	$ 3,824	$ 6,962
Health Sciences Opportunities	1,513	—	1,513
Mid-Cap Growth Equity	765	1,977	2,742
Technology Opportunities	1,512	—	1,512

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Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Growth	$ 1,223	$145	$ 10,721	$2,903	$5	$—	$14,997
Health Sciences Opportunities	18,517	246	95,796	21,739	1,186	1,553	139,037
Mid-Cap Growth Equity	11,257	36	130,458	7,952	3,848	724	154,275
Technology Opportunities	10,649	138	27,506	9,953	222	342	48,810

For the year ended September 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Growth	$652,888	$21,909	$335,868	$39,092	$954	$26,290	$1,077,001
Health Sciences Opportunities	4,080,680	62,296	3,482,115	821,134	10,675	486,382	8,943,282
Mid-Cap Growth Equity	4,909,367	90,954	2,554,829	271,860	71,961	101,477	8,000,448
Technology Opportunities	2,172,677	20,107	1,347,837	221,564	546	53,384	3,816,115

Other Fees: For the year ended September 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Advantage Small Cap Growth	$15,232
Health Sciences Opportunities	241,469
Mid-Cap Growth Equity	199,112
Technology Opportunities	281,769

For the year ended September 30, 2020, affiliates received CDSCs as follows:

Share Class	Advantage Small Cap Growth	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Investor A	$ 10,831	$ 15,589	$ 28,698	$ 6,607
Investor C	285	63,558	56,029	57,842

	$ 11,116	$ 79,147	$ 84,727	$ 64,449

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
Advantage Small Cap Growth	$ 9,662
Health Sciences Opportunities	114,263
Mid-Cap Growth Equity	56,100
Technology Opportunities	125,193

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage Small Cap Growth	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Institutional	0.50%	N/A	0.80%	0.92%
Service	0.75	N/A	1.05	1.17
Investor A	0.75	N/A	1.05	1.17
Investor C	1.50	N/A	1.80	1.92
Class K	0.45	N/A	0.75	0.87	(a)
Class R	1.00	N/A	1.30	1.42

(a)	Commencement of operations December 10, 2019.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds.

For the year ended September 30, 2020, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Fund Name	Amounts Waived
Advantage Small Cap Growth	$ 632,343
Technology Opportunities	17,218

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2020, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Growth	$82,495	$2,438	$33,565	$3,416	$1,592	$2,690	$126,196
Mid-Cap Growth Equity	792,820	13,962	314,477	47,687	3,808	9,412	1,182,166
Technology Opportunities	386,505	3,482	211,858	42,447	2,575	5,479	652,346

	Transfer Agent Fees Waived and/or Reimbursed
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Growth	$446,591	$15,846	$252,423	$30,412	$953	$19,624	$765,849
Mid-Cap Growth Equity	1,209,016	27,197	1,117,626	53,963	—	58,761	2,466,563
Technology Opportunities	730,283	396	579,956	70,887	—	34,273	1,415,795

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

For the year ended September 30, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Growth Equity	$ —	$ —	$ 8,901	$ —	$ 8,901

78	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Name/Fund Level/Share Class	Amounts
Advantage Small Cap Growth
Fund Level	$1,672,563
Institutional	1,440,826
Service	32,747
Investor A	726,364
Investor C	119,948
Class K	2,170
Class R	65,965
Mid-Cap Growth Equity
Fund Level	50,353
Institutional	1,893,276
Service	86,088
Investor A	1,872,538
Investor C	178,806
Class K	10,602
Class R	85,721
Technology Opportunities
Fund Level	85,605
Institutional	1,143,320
Service	24,850
Investor A	1,273,078
Investor C	235,711
Class R	47,898

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Small Cap Growth, Health Science Opportunities, and Mid-Cap Growth retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Technology Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Small Cap Growth, Health Sciences Opportunities and Mid-Cap Growth Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, Advantage Small Cap Growth, Health Sciences Opportunities, and Mid Cap-Growth Equity retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Advantage Small Cap Growth	$ 128,054
Health Sciences Opportunities	467,578
Mid-Cap Growth Equity	775,191
Technology Opportunities	490,098

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended September 30, 2020, Health Sciences Opportunities received a reimbursement of $5,622 from an affiliate, which is included in payment by affiliate in the Statements of Operations related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2020, the purchase and sale transactions and any net realized gain (loss) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss
Technology Opportunities	$ 9,052,236	$ 109,156	$ (51,821)

7.	PURCHASES AND SALES

For the year ended September 30, 2020, purchases and sales of investments, excluding short-term investments transactions, were as follows:

Fund Name	Purchases	Sales
Advantage Small Cap Growth	$ 784,232,130	$ 797,816,996
Health Sciences Opportunities	3,166,656,867	2,245,306,386
Mid-Cap Growth Equity	5,916,162,033	2,526,351,282
Technology Opportunities	2,600,172,919	855,243,612

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to certain deemed distributions, net operating losses and non-deductible expenses were reclassified to the following accounts:

	Advantage Small Cap Growth	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Paid-in capital	$ —	$ 21,269,914	$ (21,320,949)	$ (6,963,428)
Accumulated earnings (loss)	—	(21,269,914)	21,320,949	6,963,428

80	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Period	Advantage Small Cap Growth	Health Sciences Opportunities	(a)	Mid-Cap Growth Equity	Technology Opportunities
Ordinary income	09/30/20	$2,068,751	$31,718,031		$—	$—
	09/30/19	53,234,295	50,031,146		40,022,297	—
Long-term capital gains	09/30/20	39,034,850	285,293,246		23,133,112	32,211,050
	09/30/19	82,891,785	476,061,355		57,853,891	14,241,571

Total	09/30/20	$41,103,601	$317,011,277		$23,133,112	$32,211,050

	09/30/19	$136,126,080	$526,092,501		$97,876,188	$14,241,571

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings were as follows:

	Advantage Small Cap Growth	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Undistributed ordinary income	$17,156,993	$81,932,310	$—	$—
Undistributed long-term capital gains	28,327,250	279,611,181	—	82,406,453
Non-expiring capital loss carryforwards(a)	—	—	(136,498,079)	—
Net unrealized gains(b)	84,188,027	3,701,456,788	2,888,039,619	2,308,921,837
Qualified late-year losses(c)	—	—	(29,287,717)	(17,414,726)

	$129,672,270	$4,063,000,279	$2,722,253,823	$2,373,913,564

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognitiion of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended September 30, 2020, Technology Opportunities utilized $60,373,178 of its capital loss carryforward.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Advantage Small Cap Growth	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Tax cost	$695,753,824	$6,226,579,438	$7,876,382,402	$3,884,230,942

Gross unrealized appreciation	$121,287,894	$3,733,358,078	$2,910,616,956	$2,311,911,515
Gross unrealized depreciation	(37,099,867)	(31,928,759)	(22,577,640)	(2,693,112)

Net unrealized appreciation (depreciation)	$84,188,027	$3,701,429,319	$2,888,039,316	$2,309,218,403

9. BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2020, the Funds did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

82	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/20		Year Ended 09/30/19
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Advantage Small Cap Growth
Institutional
Shares sold	9,729,691	$177,665,109	6,450,881	$115,836,092
Shares issued in reinvestment of distributions	1,057,626	19,978,548	4,092,957	67,370,100
Shares redeemed	(7,210,518)	(128,263,587)	(9,779,328)	(178,127,806)

	3,576,799	$69,380,070	764,510	$5,078,386

Service
Shares sold	104,959	$1,498,729	182,363	$2,696,164
Shares issued in reinvestment of distributions	52,316	796,771	207,722	2,791,794
Shares redeemed	(185,990)	(2,689,551)	(351,903)	(5,249,510)

	(28,715)	$(394,051)	38,182	$238,448

Investor A
Shares sold and automatic conversion of shares	3,283,336	$41,419,471	3,380,899	$45,870,296
Shares issued in reinvestment of distributions	967,337	12,923,621	3,700,056	43,993,503
Shares redeemed	(6,002,518)	(77,479,548)	(5,559,666)	(73,084,085)

	(1,751,845)	$(23,136,456)	1,521,289	$16,779,714

Investor C
Shares sold	397,155	$1,974,507	539,522	$3,199,311
Shares issued in reinvestment of distributions	588,856	3,103,274	1,742,820	9,097,526
Shares redeemed and automatic conversion of shares	(2,264,043)	(11,843,711)	(2,356,800)	(16,761,791)

	(1,278,032)	$(6,765,930)	(74,458)	$(4,464,954)

Class K
Shares sold	539,510	$9,931,388	337,013	$6,313,553
Shares issued in reinvestment of distributions	14,225	268,698	19,118	314,677
Shares redeemed	(170,769)	(3,068,516)	(165,215)	(3,008,110)

	382,966	$7,131,570	190,916	$3,620,120

Class R
Shares sold	227,518	$2,912,566	343,297	$4,624,723
Shares issued in reinvestment of distributions	84,897	1,135,066	357,385	4,252,884
Shares redeemed	(739,408)	(9,370,637)	(736,783)	(10,134,255)

	(426,993)	$(5,323,005)	(36,101)	$(1,256,648)

	474,180	$40,892,198	2,404,338	$19,995,066

Health Sciences Opportunities
Institutional
Shares sold	30,734,976	$2,097,120,978	16,325,905	$988,684,149
Shares issued in reinvestment of distributions	1,925,274	127,299,118	3,378,060	203,122,898
Shares redeemed	(14,848,220)	(990,084,681)	(12,922,800)	(782,762,821)

	17,812,030	$1,234,335,415	6,781,165	$409,044,226

Service
Shares sold	211,062	$13,288,854	139,988	$8,089,568
Shares issued in reinvestment of distributions	24,556	1,546,767	46,803	2,689,300
Shares redeemed	(265,322)	(17,362,844)	(202,720)	(11,765,167)

	(29,704)	$(2,527,223)	(15,929)	$(986,299)

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

	Year Ended 09/30/20		Year Ended 09/30/19
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Health Sciences Opportunities (continued)
Investor A
Shares sold and automatic conversion of shares	9,778,601	$634,881,833	9,513,222	$559,253,517
Shares issued in reinvestment of distributions	1,709,241	107,254,886	3,500,360	200,325,664
Shares redeemed	(12,019,324)	(779,501,605)	(11,451,134)	(662,324,377)

	(531,482)	$(37,364,886)	1,562,448	$97,254,804

Investor C
Shares sold	2,168,957	$121,404,339	1,894,248	$95,470,146
Shares issued in reinvestment of distributions	591,997	32,133,581	1,265,770	63,261,217
Shares redeemed and automatic conversion of shares	(4,852,896)	(272,499,312)	(6,451,239)	(335,742,806)

	(2,091,942)	$(118,961,392)	(3,291,221)	$(177,011,443)

Class K
Shares sold	2,729,431	$182,542,819	1,230,466	$74,794,211
Shares issued in reinvestment of distributions	134,010	8,868,769	162,449	9,774,577
Shares redeemed	(1,079,477)	(73,224,544)	(530,603)	(31,999,450)

	1,783,964	$118,187,044	862,312	$52,569,338

Class R
Shares sold	839,083	$52,510,559	726,290	$41,078,199
Shares issued in reinvestment of distributions	147,933	9,068,275	304,568	17,058,868
Shares redeemed	(1,182,354)	(72,319,373)	(917,169)	(51,650,482)

	(195,338)	$(10,740,539)	113,689	$6,486,585

	16,747,528	$1,182,928,419	6,012,464	$387,357,211

Mid-Cap Growth Equity
Institutional
Shares sold	119,501,228	$3,693,132,346	77,104,859	$2,090,482,380
Shares issued in reinvestment of distributions	380,726	11,273,296	1,898,609	45,281,831
Shares redeemed	(49,837,122)	(1,510,293,813)	(22,995,193)	(606,312,188)

	70,044,832	$2,194,111,829	56,008,275	$1,529,452,023

Service
Shares sold	1,433,911	$39,876,738	1,790,116	$44,014,646
Shares issued in reinvestment of distributions	10,189	272,453	64,877	1,401,341
Shares redeemed	(1,268,814)	(34,549,372)	(825,133)	(20,739,416)

	175,286	$5,599,819	1,029,860	$24,676,571

Investor A
Shares sold and automatic conversion of shares	26,513,449	$701,674,743	32,742,208	$775,528,504
Shares issued in reinvestment of distributions	248,010	6,336,662	1,655,927	34,178,259
Shares redeemed	(19,750,826)	(514,754,885)	(13,577,841)	(313,360,429)

	7,010,633	$193,256,520	20,820,294	$496,346,334

Investor C
Shares sold	4,255,862	$86,460,753	5,584,965	$101,748,422
Shares issued in reinvestment of distributions	64,403	1,272,594	443,988	7,151,409
Shares redeemed and automatic conversion of shares	(3,670,980)	(75,460,685)	(3,721,184)	(65,694,126)

	649,285	$12,272,662	2,307,769	$43,205,705

Class K
Shares sold	44,515,608	$1,398,814,727	20,683,547	$567,677,643
Shares issued in reinvestment of distributions	101,794	3,020,245	227,587	5,437,051
Shares redeemed	(12,432,818)	(388,414,776)	(3,201,951)	(86,697,184)

	32,184,584	$1,013,420,196	17,709,183	$486,417,510

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Notes to Financial Statements  (continued)

	Year Ended 09/30/20			Year Ended 09/30/19
Fund Name/Share Class	Shares	Amounts		Shares	Amounts
Mid-Cap Growth Equity (continued)
Class R
Shares sold	1,006,329	$26,333,792		1,092,886	$24,805,586
Shares issued in reinvestment of distributions	7,945	199,360		50,247	1,021,014
Shares redeemed	(772,971)	(19,925,520)		(418,800)	(9,534,032)

	241,303	$6,607,632		724,333	$16,292,568

	110,305,923	$3,425,268,658		98,599,714	$2,596,390,711

Technology Opportunities
Institutional
Shares sold	54,122,759	$2,319,352,317		24,052,716	$739,645,950
Shares issued in reinvestment of distributions	471,213	16,237,989		207,296	5,657,118
Shares redeemed	(20,448,471)	(864,871,214)		(10,959,717)	(333,674,502)

	34,145,501	$1,470,719,092		13,300,295	$411,628,566

Service
Shares sold	912,863	$37,615,435		429,103	$12,520,533
Shares issued in reinvestment of distributions	10,689	348,246		6,056	156,799
Shares redeemed	(613,522)	(24,717,111)		(276,902)	(8,156,518)

	310,030	$13,246,570		158,257	$4,520,814

Investor A
Shares sold and automatic conversion of shares	23,205,370	$928,916,120		8,881,029	$253,971,288
Shares issued in reinvestment of distributions	343,246	10,939,261		238,235	6,034,551
Shares redeemed	(11,056,738)	(429,065,205)		(8,097,325)	(223,707,727)

	12,491,878	$510,790,176		1,021,939	$36,298,112

Investor C
Shares sold	3,632,921	$119,929,010		1,884,110	$45,401,724
Shares issued in reinvestment of distributions	113,196	3,022,331		75,643	1,622,352
Shares redeemed and automatic conversion of shares	(2,268,659)	(75,398,136)		(1,650,779)	(38,974,671)

	1,477,458	$47,553,205		308,974	$8,049,405

Class K
Shares sold	2,128,339	$83,664,037	(a)	—	$—
Shares redeemed	(765,843)	(30,913,420	)(a)	—	—

	1,362,496	$52,750,617		—	$—

Class R
Shares sold	512,640	$19,501,932		347,493	$9,898,454
Shares issued in reinvestment of distributions	9,842	316,225		5,613	143,693
Shares redeemed	(381,908)	(14,938,360)		(190,325)	(5,407,885)

	140,574	$4,879,797		162,781	$4,634,262

	49,927,937	$2,099,939,457		14,952,246	$465,131,159

(a)	For the period from December 10, 2019 (commencement of operations) to September 30, 2020.

As of September 30, 2020, 8,673 Class K Shares of the Technology Opportunities were owned by BlackRock Financial Management, Inc., an affiliate of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Growth Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Small Cap Growth Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended September 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Advantage Small Cap Growth	100.00%
Health Sciences Opportunities	83.06

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2020:

Fund Name	Qualified Dividend Income

Advantage Small Cap Growth	$ 2,068,751
Health Sciences Opportunities	72,365,144

The following distribution amounts are hereby designated for the fiscal year ended September 30, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

Advantage Small Cap Growth	$ —	$ 39,034,850
Health Sciences Opportunities	1,810,408	267,500,072
Mid-Cap Growth Equity	—	23,133,112
Technology Opportunities	—	32,211,050

I M P O R T A N T T A X I N F O R M A T I O N	87

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Advantage Small Cap Growth Fund (“Advantage Small Cap Growth Fund”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”) and BlackRock Technology Opportunities Fund (“Technology Opportunities Fund,” and together with Mid-Cap Growth Equity Portfolio, Advantage Small Cap Growth Fund and Health Sciences Opportunities Portfolio, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

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Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, Advantage Small Cap Growth Fund ranked in the first, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, each of Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio and Technology Opportunities Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	89

Disclosure of Investment Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Small Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Technology Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers.

With respect to Advantage Small Cap Growth Fund, Mid-Cap Growth Equity Portfolio and Technology Opportunities Fund, the Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the pertinent Fund’s average daily net assets on a class-by-class basis.

The Board noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 1, 2020.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			35 RICs consisting of 158 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			35 RICs consisting of 158 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017. Lecturer in the Practice of Management, Yale School of Management since 2019.

			35 RICs consisting of 158 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	35 RICs consisting of 158 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			35 RICs consisting of 158 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			35 RICs consisting of 158 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			35 RICs consisting of 158 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	35 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Donald C. Opatrny 1952	Trustee (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			35 RICs consisting of 158 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			35 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

			35 RICs consisting of 158 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			35 RICs consisting of 158 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			122 RICs consisting of 269 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

John M. Perlowski(e) 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 270 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

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Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC Wilmington, DE 19809	Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock Investments, LLC New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon New York, NY 10286	Sidley Austin LLP New York, NY 10019

Address of the Trust
100 Bellevue Parkway Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	97

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-9/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$29,682	$29,682	$0	$0	$12,700	$15,200	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$30,600	$38,658	$0	$0	$12,700	$15,200	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$18,768	$18,768	$0	$0	$12,700	$15,200	$0	$0
BlackRock Technology Opportunities Fund	$36,720	$36,720	$0	$0	$12,700	$15,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$12,700	$15,200
BlackRock Health Sciences Opportunities Portfolio	$12,700	$15,200
BlackRock Mid-Cap Growth Equity Portfolio	$12,700	$15,200
BlackRock Technology Opportunities Fund	$12,700	$15,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of

Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: December 3, 2020